GUARANTY

                          Dated as of November 22, 2000

                                     between

                                 CONSECO, INC.,
                                  as Guarantor,

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent






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                          AMENDED AND RESTATED GUARANTY



                  THIS GUARANTY (this "Guaranty") is entered into as of November 22, 2000 by CONSECO, INC., an Indiana corporation ("Guarantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the financial institutions (the "Banks" and together with Administrative Agent, collectively, the "Guaranteed Parties") who are or from time to time may become party to the Credit Agreement (as hereinafter defined). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms pursuant to Article I hereof.

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, certain individuals (each individually, an "Existing Borrower" and collectively, the "Existing Borrowers") entered into that certain Credit Agreement, dated as of May 30, 2000 (as was amended, supplemented, restated, refinanced, refunded, renewed or otherwise modified from time to time, the "Existing Credit Agreement"), among the Existing Borrowers, the Banks and the Administrative Agent, whereby the parties thereto amended the provisions of the term loans previously made to the Existing Borrowers (the "Existing Loans") on the terms and subject to the conditions set forth in the Existing Credit Agreement;

                  WHEREAS, as a condition to the Administrative Agent and the Banks entering into the Existing Credit Agreement, Guarantor was required to and did execute and deliver to the Administrative Agent that certain Guaranty, dated as of May 30, 2000, which was amended and restated pursuant to an Amended and Restated Guaranty dated as of September 22, 2000 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing Guaranty"), whereby Guarantor absolutely, unconditionally and irrevocably agreed to pay in full all Obligations (as therein defined) of the Existing Borrowers under the Existing Credit Agreement;

                  WHEREAS, Guarantor has established a program to allow for certain of the Existing Borrowers to refinance the Existing Loans;

                  WHEREAS, the Administrative Agent and the Banks have agreed to refinance the Existing Loans pursuant to that certain Credit Agreement, dated as of November 22, 2000 (as amended, supplemented, restated, refinanced, refunded, renewed or otherwise modified from time to time, the "Credit Agreement"), among certain of the Existing Borrowers (the "Borrowers), the Banks and the Administrative Agent, on the terms and subject to the conditions contained in the Credit Agreement;

                  WHEREAS, as a condition precedent to the Banks executing and delivering the Credit Agreement and making the Loans thereunder, Guarantor is required to execute and deliver this Guaranty;

                  WHEREAS, Guarantor has been duly authorized to execute, deliver and perform this Guaranty; and

                  WHEREAS, Guarantor will derive substantial direct and indirect benefit from the Loans made to the Borrowers by the Banks pursuant to the Credit Agreement;




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                                                                              2


                  WHEREAS, to the extent any of the Existing Loans outstanding on the date hereof are not refinanced pursuant to the Credit Agreement, such Existing Loans will remain outstanding pursuant to the Existing Credit Agreement and continue to be guaranteed pursuant to the Existing Guaranty;

                  NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and to induce the Banks to refinance Existing Loans to the Borrowers pursuant to the Credit Agreement, Guarantor agrees, for the benefit of each Guaranteed Party, as follows:


                                   ARTICLE I.


                                   DEFINITIONS

                  SECTION 1.1. Certain Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings assigned thereto in the Credit Agreement; provided that such definitions shall survive any termination of the Credit Agreement. In addition, when used herein the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                  "Administrative Agent" has the meaning set forth in the Preamble.

                  "Appendix" shall mean the Appendix attached to the Revolving Credit Agreement, which is hereby incorporated by reference.

                  "Banks" or "Bank" has the meaning set forth in the Preamble.

                  "Borrower" or "Borrowers" has the meaning set forth in the fourth recital.

                  "Borrower Default" has the meaning set forth in Section
6.1(a).

                  "Credit Agreement" has the meaning set forth in the fourth recital.

                  "Credit Documents" has the meaning set forth in Section
2.3(a).

                  "Existing Borrowers" has the meaning set forth in the first recital.

                  "Existing Credit Agreement" has the meaning set forth in the first recital.

                  "Existing Guaranty" has the meaning set forth in the second recital.

                  "Existing Loans" has the meaning set forth in the first recital.

                  "Guaranteed Party" has the meaning set forth in the Preamble.

                  "Guarantee Payment" has the meaning set forth in Section
6.1(a).

                  "Guarantor" has the meaning set forth in the Preamble.

                  "Guaranty" has the meaning set forth in the Preamble.



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                                                                              3


                  "Indemnified Liabilities" has the meaning set forth in
Section 6.1(c).

                  "Indemnified Parties" has the meaning set forth in Section
7.2.

                  "Obligations" has the meaning set forth in Section 2.1.

                  "Permitted Liens" has the meaning set forth in the Appendix.

                  "Relevant Agent" shall have the meaning set forth in the Appendix.

                  "Relevant Banks" shall have the meaning set forth in the Appendix.

                  "Relevant Facility" shall have the meaning set forth in the Appendix.

                  "Revolving Credit Agreement" shall mean the Five-Year Credit Agreement dated as of September 25, 1998, between Guarantor, the financial institutions party thereto and the Administrative Agent, as amended by the First Amendment to the Five-Year Credit Agreement, dated as of September 22, 2000, as the same may be further amended, modified or supplemented from time to time.

                  "September 22 2000 Agreement" shall mean that Agreement dated as of September 22, 2000 among the Guarantor, the Administrative Agent and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Subrogation Rights" has the meaning set forth in Section 2.6.

                  "Termination Event" shall have the meaning set forth in the September 22, 2000 Agreement; provided that for purposes of this Guaranty (i) the term "Amended and Restated Guaranty" as used in each of clause (b) and clause (e) of Section 8 of the September 22, 2000 Agreement shall be deemed to also include this Guaranty (and, as a result, and without limiting the generality of the foregoing, any event of default by Guarantor hereunder (including, without limitation, any default under Section 4.4 hereof and any Event of Default under Section 4.5 hereof) shall constitute a Termination Event under clause (e) of Section 8 of the September 22, 2000 Agreement), (ii) the term "CIHC Guaranty" as used in each of clause (b) and clause (f) of Section 8 of the September 22, 2000 Agreement, which originally related only to the Existing CIHC Guaranty, shall be deemed to also include the CIHC Guaranty, (iii) the term "Existing Credit Agreement" as used in clause (d) of the September 22, 2000 Agreement shall be deemed to also include the Credit Agreement, and (iv) the term "Plan" as used in clause (e) of the September 22, 2000 Agreement shall be deemed to also include the Plan.


                                   ARTICLE II.

                               GUARANTY PROVISIONS

                  SECTION 2.1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably:

                  (a) guaranties to the Guaranteed Parties the full and punctual payment (i) of all obligations of each Borrower to the Guaranteed Parties for the payment of principal upon the earlier to occur of (A) December 31, 2003 and (B) the occurrence of a Termination Event, and
         (ii) of all obligations other than principal of each Borrower to the Guaranteed Parties when due,



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                                                                              4


         whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise and at all times thereafter, in each case, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due under the Credit Agreement, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay provisions under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)) (all such obligations hereinafter collectively called the "Obligations"); and

                  (b) indemnifies and holds harmless each Guaranteed Party or any holder of any Loan for any and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Guaranteed Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

This Guaranty constitutes a guaranty of payment (x) on or after the date set forth in clause (a)(i) above with respect to principal and (y) of all other amounts when due, and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that any Guaranteed Party or any holder of any Loan exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower or any other obligor (or any other Person) before the performance of, or as a condition to, the obligations of Guarantor hereunder.

                  SECTION 2.2. Acceleration of Guaranty. Guarantor agrees that, in the event of the insolvency of Guarantor, or the inability or failure of Guarantor to pay debts as they become due, or an assignment by Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of any Borrower, any other obligor with respect to the Obligations of such Borrower, or Guarantor under any bankruptcy, insolvency or similar federal or state laws, and if such event shall occur at a time when any of the Obligations of such Borrower or such other obligor may not then be due and payable, Guarantor will pay to the Banks forthwith (a) if such event relates to such Borrower or any other obligor with respect to the Obligations of such Borrower, the full amount which would be payable hereunder by Guarantor if all Obligations of such Borrower were then due and payable and (b) if such event relates to Guarantor or any other obligor with respect to the obligations of Guarantor, the full amount which would be payable hereunder by Guarantor if all the Obligations of all Borrowers were then due and payable.

                  SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrowers and each other obligor have been paid in full and all obligations of Guarantor hereunder shall have been paid in full. Guarantor guarantees that the Obligations of the Borrowers and each other obligor and their respective Subsidiaries, if any, will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party or any holder of the Note(s) of any Borrower with respect thereto. Consistent with (but not in limitation of) the other provisions of this Section 2.3, the liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Existing Credit Agreement, the Existing Guaranty, any other loan document relating to the Existing Credit Agreement or the




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                                                                              5

         Existing Guaranty, the September 22, 2000 Agreement, the Plan, the Credit Agreement, any Note or any other Loan Document (the "Credit Documents");

                  (b) the failure of any Guaranteed Party or any holder of any
         Note:

                       (i) to assert any claim or demand or to enforce any right or remedy against any Borrower, any other obligor or any other Person under the provisions of the Credit Documents or otherwise; or

                       (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of any Borrower or any other obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower or any other obligor, or any other extension, compromise or renewal of any Obligations of any Borrower or any other obligor;

                  (d) any reduction, limitation, impairment or termination of the Obligations of any Borrower or any other obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of any Borrower, any other obligor or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to any departure from, any of the terms of the Credit Documents;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to any departure from, any other guaranty, held by any Guaranteed Party or any holder of any note securing any of the Obligations of any Borrower or any other obligor; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other obligor, any surety or any guarantor.

                  SECTION 2.4. Reinstatement, etc. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Guaranteed Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower, any other obligor or otherwise, all as though such payment had not been made.

                  SECTION 2.5. Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other obligor, and this Guaranty and any requirement that the Administrative Agent, any other Guaranteed Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Borrower, any other obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any Borrower or any other obligor, as the case may be.



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                                                                              6


                  SECTION 2.6. Waiver of Subrogation; Subordination. Guarantor hereby irrevocably waives with respect to any Borrower, until the prior indefeasible payment in full in cash of all Obligations of such Borrower under the Loan Documents, any claim or other rights which it may now or hereafter acquire against such Borrower or any other obligor that arises from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document (but not rights with respect to Guarantor Loans), including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Guaranteed Parties against such Borrower or any other obligor or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right (all such claims, remedies and rights being collectively called "Subrogation Rights") arises in equity, or under contract, statute or common law, including the right to take or receive from such Borrower or any other obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash, in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Guaranteed Parties, and shall forthwith be paid to the Guaranteed Parties to be credited and applied upon the Obligations of such Borrower, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this
Section 2.6 is knowingly made in contemplation of such benefits.

                  SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Guaranteed Party.

Without limiting the generality of clause (b), any Bank may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Bank under any Loan Document (including this Guaranty) or otherwise. Notwithstanding anything contained in this Section 2.7 to the contrary, this Section 2.7 shall not be deemed to enlarge or create additional rights with respect to any Bank's ability to assign any portion of its Loans or rights under any Note or any other Loan Document pursuant to
Section 12 of the Credit Agreement, and this Section 2.7 is expressly made subject thereto.

                  SECTION 2.8. Payments Free and Clear of Taxes, etc. Guarantor hereby agrees that:

                  (a) any and all payments made by Guarantor hereunder shall be made in accordance with Section 4.5 of the Credit Agreement free and clear of, and without deduction for, any and all Charges, to the same extent as if Guarantor were a Borrower;

                  (b) Guarantor hereby indemnifies and holds harmless each Guaranteed Party and each holder of a Loan for the full amount of any Charges paid by such Guaranteed Party or such holder, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; and

                  (c) without prejudice to the survival of any other agreement of Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and interest on the Loans.


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                                                                              7


                  SECTION 2.9. Right of Offset. In addition to and not in limitation of all rights of offset that any Guaranteed Party or other holder of a Note may have under applicable law or any other Loan Document, subject to the terms of the Credit Agreement, each Guaranteed Party or other holder of a Note shall, during the continuance of any Termination Event and whether or not such Guaranteed Party or such holder has made any demand or whether or not Guarantor's obligations are matured, have the right to appropriate and apply to the payment of Guarantor's obligations hereunder all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to, such Guaranteed Party or other holder, whether or not related to this Guaranty or any transaction hereunder.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES;
                           INCORPORATION BY REFERENCE

                  Guarantor represents and warrants to each Guaranteed Party that:

                  SECTION 3.1. Organization, etc. Guarantor and each of its Subsidiaries is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of the state of its incorporation or formation and each of Guarantor and its Subsidiaries is duly qualified to transact business and in good standing as a foreign corporation, partnership or limited liability company authorized to do business in each jurisdiction where the nature of its business makes such qualification necessary and failure to so qualify could reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.2. Authorization. Guarantor (a) has the power to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party, and (b) has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and the other Loan Documents to which it is a party.

                  SECTION 3.3. No Conflict. The execution, delivery and performance by Guarantor of this Guaranty and the other Loan Documents to which it is a party does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation, (b) contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on Guarantor or any of its Subsidiaries (including, without limitation, any writ, judgment, injunction or other similar court order), (c) result in the creation or imposition of or the obligation to create or impose any Lien (except for Permitted Liens) upon any of the property or assets of Guarantor or any of its Subsidiaries or (d) contravene or conflict with any provision of the articles of incorporation or bylaws of Guarantor.

                  SECTION 3.4. Margin Regulations.

                  (a) None of the transactions contemplated hereunder or in connection herewith will in any way violate, contravene or conflict with any of the provisions of Regulation U;

                  (b) None of the obligations of any Borrower to Guarantor is or will be directly or indirectly secured by "margin stock" (as defined in Regulation U);




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                                                                             8


                  (c) Neither Guarantor nor any third party acting on behalf of Guarantor has taken or will take possession of any Borrower's "margin stock" to secure, directly or indirectly, any of the Obligations of such Borrower or the obligations of Guarantor under this Guaranty or any of the Loan Documents;

                  (d) Guarantor does not and will not have any right to prohibit any Borrower from selling, pledging, encumbering or otherwise disposing of any margin stock owned by such Borrower so long as this Guaranty is in effect or any of the Obligations of such Borrower or the obligations of Guarantor under this Guaranty or any of the Loan Documents remain outstanding;

                  (e) None of the Borrowers have granted or will grant Guarantor or any third party acting on behalf of Guarantor the right to accelerate repayment of any of the Obligations of such Borrower if any of the margin stock owned by such Borrower is sold by such Borrower or otherwise; and

                  (f) There is no agreement or other arrangement between any Borrower and Guarantor or any third party acting on behalf of Guarantor (and no such agreement or arrangement shall be entered into so long as this Guaranty is in effect or any of the Obligations of such Borrower or the obligations of Guarantor under this Guaranty or any of the Loan Documents remain outstanding) under which the margin stock of such Borrower would be made more readily available as security to Guarantor than to other creditors of such Borrower.

                  SECTION 3.5. No Termination Event. No Termination Event has occurred and is continuing.


                                   ARTICLE IV.

                         COVENANTS AND EVENTS OF DEFAULT

                  SECTION 4.1. Covenants. Guarantor agrees that, on and after the date hereof for so long thereafter as any of the Obligations remain unpaid or outstanding, Guarantor will comply with the covenants set forth in Articles II, III and IV of the Appendix and the terms and provisions set forth therein shall be incorporated by reference in this Section 4.1 in their entirety as if fully set forth herein with the same effect as if applied to this Section 4.1. All capitalized terms set forth in Articles II, III and IV of the Appendix shall have the meanings provided in the Appendix. Such covenants shall not be affected in any manner by the termination of the Revolving Credit Agreement.

                  Notwithstanding the foregoing, if Articles II, III and IV of the Appendix or any definitions set forth or used therein are amended or modified in accordance with the terms of the Revolving Credit Agreement either as the result of an amendment or modification to such section in the Appendix or Guarantor's execution and delivery of a new credit facility in replacement, restatement or substitution for the Revolving Credit Agreement, this Section 4.1 shall be deemed to be amended and modified to the extent set forth in the Revolving Credit Agreement (as amended or modified) or any new credit facility entered into in replacement, restatement or substitution for the Revolving Credit Agreement.

                  SECTION 4.2. Margin Regulations. Guarantor shall take such actions and execute and deliver such instruments or documents from time to time as the Administrative Agent shall reasonably request to maintain continuous compliance with Regulation U.



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                                                                             9


                  SECTION 4.3. Limitation on Additional Purpose Credit. Notwithstanding any other provision of this Guaranty, the Credit Agreement or the Revolving Credit Agreement to the contrary, Guarantor will not, and will not permit any of its Wholly-Owned Subsidiaries and/or Significant Subsidiaries to incur or assume any Indebtedness which constitutes "purpose credit" secured "directly or indirectly" (as defined in Regulation U) by Margin Stock.

                  SECTION 4.4. Provision of Collateral Ratio Information. Guarantor shall provide to the Administrative Agent and the Banks such information as may be reasonably requested from time to time by the Administrative Agent or the Required Banks to permit the Administrative Agent or the Required Banks, as the case may be, to determine the "maximum good faith loan value" (as defined in Regulation U) of the Indirect Collateral and do such other acts and execute such other documentation to continue to comply with Regulation U.

                  SECTION 4.5. Events of Default. The Events of Default set forth in Section 5.01 of the Appendix are hereby incorporated by this reference.


                                   ARTICLE V.

                                   CONDITIONS

                  The obligation of the Banks to make the Loans is (in addition to the conditions precedent set forth in Section 9 of the Credit Agreement) subject to the performance by Guarantor of all of the obligations under this Guaranty and to the satisfaction of the following conditions precedent:

                  SECTION 5.1. Consent and Loans. Prior to or concurrent with the making of the Loans under the Credit Agreement, the Administrative Agent shall have received all of the following, each, except to the extent otherwise specified below, duly executed and delivered by a Responsible Officer of Guarantor, dated the date of the Loans, in form and substance satisfactory to the Administrative Agent, each in sufficient number of signed counterparts or copies to provide one for each Bank and the Administrative Agent:

                  5.1.1. An opinion of David K. Herzog, counsel of Guarantor and its Subsidiaries, addressing such legal matters as the Administrative Agent may reasonably require;

                  5.1.2. An opinion of Weil, Gotshal & Manges LLP, outside counsel to Guarantor and its Subsidiaries, addressing such legal matters as the Administrative Agent may reasonably require;

                  5.1.3. An officer's certificate of Guarantor, dated as of the Closing Date, signed by a Responsible Officer of Guarantor, and attested to by the secretary thereof, together with certified copies of Guarantor's articles of incorporation, bylaws and directors' resolutions;

                  5.1.4. Evidence of the good standing or certificate of compliance of Guarantor in the jurisdiction in which Guarantor was incorporated as of the Closing Date;

                  5.1.5. Evidence that Guarantor paid to the Administrative Agent the fees and expenses provided for herein;




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                                                                              10


                  5.1.6. Evidence reasonably satisfactory to the Administrative Agent of compliance by Guarantor with Regulation U; and

                  5.1.7. Such other information and documents as may reasonably be required by the Administrative Agent and the Administrative Agent's counsel.

                                   ARTICLE VI.

                      CERTAIN REMEDIAL AND PAYMENT MATTERS

                  SECTION 6.1. Sale of Pledged Shares. (a) The Administrative Agent agrees that after the occurrence and during the continuance any Event of Default with respect to any Borrower, the effect of which is to cause the Obligations of such Borrower to be due and payable under the Credit Agreement (a "Borrower Default"), subject to the provisions of Section 2.1 and Section 6.3 below, it will provide Guarantor the opportunity to purchase the Pledged Shares pledged by such Borrower at a price reasonably satisfactory to the Administrative Agent, and any payment for such Pledged Shares made by Guarantor on or prior to the date on which any payment (a "Guarantee Payment") is required to be made by Guarantor pursuant to Article II shall be credited against such Guarantee Payment.

                  (b) Guarantor agrees that in any such sale of any of the Pledged Shares, the Administrative Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise the Administrative Agent is necessary, in the reasonable opinion of such counsel, in order to avoid any violation of applicable law.

                  (c) Guarantor further agrees to indemnify and hold harmless the Administrative Agent and the Banks and each of their respective officers, directors, employees, agents, successors and assigns, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable attorneys' fees actually incurred (in this paragraph collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise resulting from the action or failure to act by Guarantor or any Borrower; provided, that no such Person shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                  Section 6.2. Release of Pledged Shares. The Administrative Agent agrees that it shall not release any of the Pledged Shares of any Borrower from the Lien granted under the Pledge Agreement until the payment in full of all obligations of such Borrower. Notwithstanding the foregoing, the Administrative Agent shall be entitled to (i) release the Pledged Shares of such Borrower if such Pledged Shares are replaced by additional common stock of Guarantor and (ii) sell the Pledged Shares pursuant to Section 6.1 hereof or the Pledge Agreement.

                  SECTION 6.3. Borrower Termination Event. Guarantor hereby acknowledges and agrees that Sections 6.1 and 6.2 shall not apply to any Termination Event relating to Guarantor or any of its Subsidiaries and, upon the occurrence of a Termination Event relating to Guarantor or any of its Subsidiaries, the Administrative Agent expressly reserves its rights and remedies under this Guaranty to demand payment hereunder to satisfy the Obligations of all Borrowers and the obligations of Guarantor hereunder whether or not the Administrative Agent has sold or attempted to sell the Pledged Shares of any Borrower or otherwise exercised its rights and remedies under the Pledge Agreement or any other Loan Document. Furthermore nothing contained herein shall be deemed to prohibit or limit in any way whatsoever the Administrative Agent's or any Bank's right or ability to receive its portion of the assets of

Guarantor upon the exercise by any other Relevant Agent or any other Relevant Banks of their rights and remedies under any other Relevant Facility or any other creditor of Guarantor.


                                  ARTICLE VII.

                                  MISCELLANEOUS

                  SECTION 7.1. Costs and Expenses. Guarantor agrees to pay on demand all reasonable expenses of the Administrative Agent (including the non-duplicative fees and reasonable expenses of counsel (including expenses of in-house counsel) and of local counsel, if any, who may be retained by such counsel) in connection with:

                       (i) the negotiation, preparation, execution, syndication and delivery of the Credit Agreement, this Guaranty and the other Loan Documents, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to the Credit Agreement, this Guaranty or the other Loan Documents as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated; and

                       (ii) the preparation and/or review of the form of any document or instrument relevant to the Credit Agreement, this Guaranty or any other Loan Document.

Guarantor further agrees to pay, and to save the Administrative Agent and the Banks, and their respective Affiliates, harmless from all liability for, any stamp or other Taxes (other than income taxes of the Administrative Agent or the Banks) which may be payable in connection with the execution or delivery of the Credit Agreement, any Borrowing thereunder, the issuance of the Notes, if any, this Guaranty or any other Loan Document. Guarantor also agrees to reimburse the Administrative Agent and each Bank upon demand for all reasonable expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent or such Bank in connection with the enforcement of any Obligations or obligations hereunder and the consideration of legal issues relevant hereto and thereto whether or not such expenses are incurred by the Administrative Agent on its own behalf or on behalf of the Banks. All obligations of Guarantor provided for in this Section 7.1 shall survive termination of this Agreement. Notwithstanding the foregoing, the Administrative Agent or a Bank shall not have the right to reimbursement under this Section 7.1 for amounts determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Administrative Agent or a Bank.

                  SECTION 7.2. Indemnity. Guarantor agrees to indemnify the Administrative Agent, each Bank, their Affiliates and their respective directors, officers, employees, persons controlling or controlled by any of them or their respective agents, consultants, attorneys and advisors (the "Indemnified Parties") and hold each Indemnified Party harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind to which any of the Indemnified Parties may become subject, whether directly or indirectly (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party), relating to or arising out of the Credit Agreement, this Guaranty, the other Loan Documents, or any actual or proposed use of the proceeds of the Loans hereunder; provided, that no Indemnified Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations of the Guarantor provided for in this Section 7.2 shall survive termination of the Credit Agreement and this Guaranty.

                  SECTION 7.3. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile or similar writing) and shall be given to such party at its address, facsimile or telex number set forth on the signature or acknowledgment pages hereof or such other address, facsimile or telex number as such party may hereafter specify for the purpose by written notice to the Administrative Agent and Guarantor. Each such notice, request or other communication shall be effective (a) if given by facsimile or telex, when such facsimile or telex is transmitted to the facsimile or telex number specified in this Section 7.3 and, in each case, the appropriate answerback or other confirmation is received, (b) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this
Section 7.3.

                  SECTION 7.4. Successors and Assigns. This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except Guarantor shall not be permitted to assign this Guaranty nor any interest herein nor in the Collateral, nor any part thereof, except in accordance with the terms of the Credit Agreement.

                  SECTION 7.5. SUBMISSION TO JURISDICTION, ETC. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, AND EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY GUARANTOR, ANY OF ITS SUBSIDIARIES, THE ADMINISTRATIVE AGENT, ANY BANK OR OTHERWISE) IN ANY COURT HEREIN ABOVE SPECIFIED IN THIS SECTION 7.5 AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  SECTION 7.6. Amendments and Release. Notwithstanding anything to the contrary contained in the Credit Agreement, the provisions of this Guaranty may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Guarantor and by the Administrative Agent (with the consent of the Required Banks), and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, modification or waiver which would permit the release or termination of all or a substantial portion of Guarantor's obligations under this Guaranty shall be effective without the consent of each Bank.

                  SECTION 7.7. Section Headings. The section headings in this Guaranty are inserted for convenience of reference and shall not be considered a part of this Guaranty or used in its interpretation.

                  SECTION 7.8. Acknowledgments. No action of the Administrative Agent permitted hereunder shall in any way affect or impair the rights of the Administrative Agent and the obligations of Guarantor under this Guaranty. Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty. Guarantor hereby acknowledes and agrees to make such deliveries as are required of it and comply with the other provisions applicable to it pursuant to the provisions of the Credit Agreement.

                  SECTION 7.9. Obligations Not Limited. All obligations of Guarantor and rights of the Administrative Agent or obligation expressed in this Guaranty shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Obligations.

                  SECTION 7.10. GOVERNING LAW. THIS GUARANTY SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ALL OBLIGATIONS OF THE BORROWERS AND GUARANTOR AND RIGHTS OF THE ADMINISTRATIVE AGENT AND THE BANKS IN RESPECT OF THE OBLIGATIONS AND THE OBLIGATIONS OF GUARANTOR EXPRESSED HEREIN OR IN THE OTHER LOAN DOCUMENTS SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.

                  SECTION 7.11. Counterparts. This Guaranty may be executed in any number of counterparts (including by facsimile transmission), each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same agreement. Guarantor hereby acknowledges receipt of a true, correct and complete counterpart of this Guaranty.

                  SECTION 7.12. Agent. The Administrative Agent acts herein as agent for itself, the Banks and any and all future holders of the Obligations.

                  SECTION 7.13. WAIVER OF TRIAL BY JURY. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY.

                  SECTION 7.14. No Limitation on Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Bank, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                       CONSECO, INC.


                                        By:/s/ Thomas M. Hagerty
                                           ----------------------------
                                           Name: Thomas M. Hagerty
                                           Title: Senior Vice President and
                                                    Acting Chief Financial
                                                    Officer

                      GUARANTY AND SUBORDINATION AGREEMENT

                          Dated as of November 22, 2000

                                     made by

                               CIHC, INCORPORATED,

                     as Guarantor and Subordinated Borrower,

                                       and

                                 CONSECO, INC.,

                       as Obligor and Subordinated Lender,

                                   in favor of

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent
            under the Credit Agreement, dated as of November 22, 2000

                      GUARANTY AND SUBORDINATION AGREEMENT

                  This Guaranty and Subordination Agreement (this "Agreement") is entered into as of November 22, 2000 by CIHC, INCORPORATED and CONSECO, INC. in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent") for the financial institutions (the "Banks" and together with the Agent, collectively, the "Guarantied Parties") who are or from time to time may become party to the Credit Agreement, dated as of November 22, 2000 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among the individual borrowers party thereto, the Banks and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms pursuant to Article I hereof.

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, pursuant to an Agreement, dated as of September 22, 2000 (the "Restructuring Document") relating to the 1999 Director & Officer Loan Agreement with respect to the Existing Credit Agreement (as such term is defined in the Restructuring Document) and the existing guaranty of Conseco, Inc., executed and delivered as a condition to the effectiveness of the Existing Credit Agreement (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Existing Conseco Guaranty"), the Banks agreed, among other things, to refrain from exercising certain remedies in respect of the Existing Conseco Guaranty;

                  WHEREAS, it was a condition precedent to the obligation of the Banks to enter into the Restructuring Document that the Agreement Parties execute and deliver, and the Agreement Parties did execute and deliver, that certain Guaranty and Subordination Agreement, dated as of September 22, 2000 (the "Existing Agreement");

                  WHEREAS, Conseco has established a program to allow for certain of the Borrowers to refinance the Existing Loans;

                  WHEREAS, the Administrative Agent and the Banks have agreed to refinance the Existing Loans pursuant to the Credit Agreement on the terms and subject to the conditions contained in the Credit Agreement;

                  WHEREAS, as a condition precedent to the Administrative Agent and the Banks executing delivering the Credit Agreement and making the Loans thereunder, Conseco is required to execute and deliver a Guaranty of the obligations of the Borrowers thereunder (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Conseco Guaranty");

                  WHEREAS, as a condition precedent to the Banks executing and delivering the Credit Agreement and making the Loans thereunder, the Agreement Parties are required to execute and deliver this Agreement;

                  WHEREAS, the Agreement Parties have been duly authorized to execute, deliver and perform this Agreement; and

                  WHEREAS, the Agreement Parties will derive substantial direct and indirect benefits from the Loans made to the Borrowers by the Banks pursuant to the Credit Agreement;

                  NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and to induce the Administrative Agent and the Banks to enter into the

Credit Agreement and accept the Conseco Guaranty in connection therewith, each Agreement Party agrees, for the benefit of each Guarantied Party, as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.1. Certain Terms . Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings assigned thereto in the Credit Agreement or the Conseco Guaranty Documents; provided that such definitions shall survive any termination of the Credit Agreement or any Conseco Guaranty Document. In the event that any such capitalized term is defined both in the Appendix and any other document referred to above, the definition contained in the Appendix shall govern. In addition, when used herein the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

             "Agent" has the meaning set forth the in Preamble.

             "Agreement" has the meaning set forth in the Preamble.

             "Agreement Party" means each of Obligor, Guarantor, Subordinated Lender and Subordinated Borrower.

             "Appendix" has the meaning assigned to such term in the Conseco Guaranty.

             "Banks" has the meaning set forth in the Preamble.

             "Charges" has the meaning assigned to such term in the Credit Agreement.

             "CIHC Guaranty" means each of (a) this Agreement, (b) the Guaranty and Subordination Agreements dated as of the date hereof by CIHC and Conseco relating to (i) the Guaranty of Conseco dated as of the date hereof with respect to a credit agreement dated as of the date hereof refinancing obligations under an Amended and Restated Credit Agreement dated as of August 26, 1997 and (ii) the Guaranty of Conseco dated as of the date hereof with respect to a credit agreement dated as of the date hereof refinancing obligations under a Credit Agreement dated as of August 21, 1998, and (c) the Guaranty and Subordination Agreements dated September 22, 2000 by CIHC and Conseco relating to the obligations of Conseco in respect of (i) the Five-Year Credit Agreement dated as of September 25, 1998 among Conseco, certain financial institutions and Bank of America, N.A., as agent, as amended, (ii) the 364-Day Credit Agreement dated as of September 25, 1998 among Conseco, certain financial institutions and Bank of America, N.A., as agent, as amended, (iii) the Senior Secured Revolving Credit Agreement, dated as of May 30, 2000 among Conseco, certain financial institutions and The Chase Manhattan Bank, as administrative agent, as amended, (iv) the Amended and Restated Guaranty dated August 26, 1997 by Conseco with respect to an Amended and Restated Credit Agreement, dated as of August 26, 1997, among certain individual borrowers, certain financial institutions and Bank of America, N.A., as administrative agent, as amended, (v) the Guaranty dated as of August 21, 1998 by Conseco with respect to the Credit Agreement, dated as of August 21, 1998, among certain financial institutions and Bank of America, N.A., as administrative agent, as amended, and (vi) the Amended and Restated Guaranty, dated as of September 22, 2000 by Conseco with respect to the Existing Credit Agreement, as amended, as each of the foregoing may be amended, modified or supplemented from time to time.

                                                                              3
             "Conseco" means Conseco, Inc.

             "Conseco Guaranty" has the meaning set forth in the fifth Recital.

             "Conseco Guaranty Documents" means the collective reference to the Conseco Guaranty and any other agreement entered into by Obligor in connection therewith.

             "Credit Agreement" has the meaning set forth in the Preamble.

             "Default" has the meaning assigned to such term in the Appendix.

             "Event of Default" has the meaning assigned to such term in the Appendix.

             "Existing Agreement" shall have the meaning set forth in the second Recital.

             "Existing Conseco Guaranty" shall have the meaning set forth in the first Recital.

             "Existing Conseco Guaranty Documents" means the collective reference to the Existing Conseco Guaranty, the Restructuring Document and any other agreement entered into by Obligor in connection therewith.

                  "Existing Credit Agreement" shall have the meaning set forth in the first Recital.

                  "Existing Loans" shall have the meaning assigned to such term in the Credit Agreement.

                  "Guarantied Obligations" has the meaning set forth in Section 2.1.

             "Guarantied Parties" has the meaning set forth in the Preamble.

             "Guarantor" means CIHC, Incorporated, in its capacity as guarantor of the Guarantied Obligations.

             "Indemnified Parties" has the meaning set forth in Section 5.1.

             "Investment Grade Status" has the meaning assigned to such term in the Appendix.

             "Lehman Agreement" has the meaning assigned to such term in the Appendix.

             "Near-Term Facilities Termination Date" has the meaning assigned to such term in the Appendix.

             "Obligations" means all debts, liabilities, obligations, covenants and duties for the payment of money owing by Obligor pursuant to any Conseco Guaranty Document, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.


             "Obligor" means Conseco, Inc., in its capacity as obligor in respect of the Obligations.

             "Reorganization" has the meaning set forth in Section 3.2(a).

             "Restructuring Document" has the meaning set forth in the first Recital.

             "Senior Creditors" means any holder or beneficiary of any Senior Debt, or any authorized representative thereof.

             "Senior Debt" means (a) all obligations of Guarantor under Article II, (b) all "Senior Debt" under and as defined in any other CIHC Guaranty, (c) all "Senior Debt" under and as defined in the Guaranty and Subordination Agreement entered into in connection with the Lehman Agreement and (d) all other "Senior Debt" (or comparable concept) under and as defined in any subordination provision or agreement relating to or entered into in connection with any Contingent Obligation of CIHC pursuant to Section 4.01(d)(i) or (d)(iv) of the Appendix.

             "Subordinated Borrower" means CIHC, Incorporated, in its capacity as obligor in respect of the Subordinated Debt.

             "Subordinated Debt" means the principal amount of any Indebtedness owing by Subordinated Borrower to Subordinated Lender from time to time outstanding and unpaid, together with accrued and unpaid interest thereon.

             "Subordinated Lender" means Conseco, Inc., in its capacity as holder of the Subordinated Debt.

             "Subrogation Rights" has the meaning set forth in Section 2.6.

                                   ARTICLE II.

                               GUARANTY PROVISIONS

                  SECTION 2.1. Guaranty . Guarantor hereby absolutely, unconditionally and irrevocably:

                  (a) guaranties to the Guarantied Parties the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and at all times thereafter, of all Obligations (including all such amounts which would become due but for the operation of the automatic stay provisions under
         Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)) (all such Obligations collectively called the "Guarantied Obligations"); and

                  (b) indemnifies and holds harmless each Guarantied Party or any other holder of any Guarantied Obligations for any and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Guarantied Party or such holder, as the case may be, in enforcing any rights under this Agreement;


The guaranty set forth in this Article II constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that any Guarantied Party or any other holder of any Guarantied Obligations exercise any right, assert any claim or demand or enforce any remedy whatsoever against Obligor or any other Person before the performance of, or as a condition to, the obligations of Guarantor hereunder. Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of Guarantor hereunder shall in no event exceed the amount which can be guaranteed by Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  SECTION 2.2. Acceleration of Guaranty . Guarantor agrees that, in the event of the insolvency of Guarantor, or the inability or failure of Guarantor to pay debts as they become due, or an assignment by Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of Obligor or Guarantor under any bankruptcy, insolvency or similar federal or state laws, and if such event shall occur at a time when any of the Guarantied Obligations may not then be due and payable, Guarantor will pay to the Banks forthwith the full amount which would be payable hereunder by Guarantor if all the Guarantied Obligations were then due and payable.

                  SECTION 2.3. Guaranty Absolute, etc . This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guarantied Obligations have been paid in full and all obligations of Guarantor hereunder shall have been paid in full. Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Conseco Guaranty Documents and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guarantied Party or any holder of any Guarantied Obligations. The liability of Guarantor under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Restructuring Document, the Existing Credit Agreement, any Existing Conseco Guaranty Document, the Existing Agreement, the Credit Agreement, any Conseco Guaranty Document or any other Loan Document;

                  (b) the failure of any Guarantied Party:

                       (i) to assert any claim or demand or to enforce any right or remedy against Obligor or any other Person under the provisions of the Credit Agreement, any Conseco Guaranty Document, any other Loan Document or otherwise; or

                       (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guarantied Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other extension, compromise or renewal of any Guarantied Obligations;

                  (d) any reduction, limitation, impairment or termination of the Guarantied Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guarantied Obligations;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to any departure from, any of the terms of the Credit Agreement, any Conseco Guaranty Document or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to any departure from, any other guaranty held by any Guarantied Party or any other holder of the Guarantied Obligations; or

                                                                              6
                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Obligor, any surety or any guarantor.

                  SECTION 2.4. Reinstatement, etc . Guarantor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guarantied Obligations is rescinded or must otherwise be restored by any Guarantied Party or any other holder of any Guarantied Obligations, upon the insolvency, bankruptcy or reorganization of Obligor, all as though such payment had not been made.

                  SECTION 2.5. Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guarantied Obligations, and this Agreement and any requirement that the Agent, any other Guarantied Party or any other holder of Guarantied Obligations protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guarantied Obligations.

                  SECTION 2.6. Waiver of Subrogation; Subordination .
Guarantor hereby irrevocably waives with respect to Obligor, until the prior indefeasible payment in full in cash of all Guarantied Obligations, any claim or other rights which it may now or hereafter acquire against Obligor that arises from the existence, payment, performance or enforcement of Guarantor's obligations under this Article II, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Guarantied Parties against Obligor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right (all such claims, remedies and rights being collectively called "Subrogation Rights") arises in equity, or under contract, statute or common law, including the right to take or receive from Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Guarantied Obligations shall not have been paid in cash, in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Guarantied Parties, and shall forthwith be paid to the Guarantied Parties to be credited and applied upon the Guarantied Obligations, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the Restructuring Document, the Conseco Guaranty, and the Credit Agreement and that the waiver set forth in this Section 2.6 is knowingly made in contemplation of such benefits.

                  SECTION 2.7. Successors, Transferees and Assigns; Transfers of Guarantied Obligations, etc . This Agreement shall:

                  (a) be binding upon Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Agent and each other Guarantied Party.

Without limiting the generality of clause (b), any Bank may assign or otherwise transfer (in whole or in part) any Guarantied Obligation held by it to any other Person upon the terms and conditions set forth in the Credit Agreement, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Bank under any Loan Document (including this Agreement) or otherwise.

                  SECTION 2.8. Payments Free and Clear of Taxes, etc . Guarantor hereby agrees that:

                                                                              7
                  (a) any and all payments made by Guarantor hereunder shall be made in accordance with Section 4.5 of the Credit Agreement free and clear of, and without deduction for, any and all Charges, to the same extent as if Guarantor were a "Borrower" thereunder;

                  (b) Guarantor hereby indemnifies and holds harmless each Guarantied Party and each other holder of any Guarantied Obligation for the full amount of any Charges paid by such Guarantied Party or such holder, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; and

                  (c) without prejudice to the survival of any other agreement of Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 2.8 shall survive the payment in full of the Guarantied Obligations.

                  SECTION 2.9. Right of Offset . In addition to and not in limitation of all rights of offset that any Guarantied Party or any other holder of any Guarantied Obligation may have under applicable law or any other Loan Document, subject to the terms of the Credit Agreement, each Guarantied Party or other holder of any Guarantied Obligation shall, during the continuance of any Event of Default and whether or not such Guarantied Party or such holder has made any demand or whether or not Guarantor's obligations are matured, have the right to appropriate and apply to the payment of Guarantor's obligations hereunder all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to, such Guarantied Party or other holder, whether or not related to this Agreement or any transaction hereunder.

                                  ARTICLE III.

                                  SUBORDINATION

                  SECTION 3.1. Payments on Subordinated Debt. Notwithstanding anything to the contrary in the terms or arrangements governing the Subordinated Debt, no payment or prepayment of principal of or interest on the Subordinated Debt may be made, directly or indirectly, at any time after (a) (i) any Guarantied Party has made a claim under the Conseco Guaranty in respect of the principal amount of any of the Loans under the Credit Agreement or (ii) Obligor's obligations under the Conseco Guaranty shall have been accelerated (including, without limitation, pursuant to the provision in the Conseco Guaranty that is the equivalent of Section 2.2 of this Agreement) or (b) a Reorganization (including any proceeding in respect thereof) shall have been commenced.

                  SECTION 3.2. Subordination. (a) Subject to Section 3.1, payment of the Subordinated Debt is and shall be expressly subordinate and junior in right of payment to the prior payment in full in cash of the Senior Debt to the extent and in the manner set forth herein, and the Subordinated Debt is hereby so subordinated as a claim against Subordinated Borrower or any of the assets of Subordinated Borrower, whether such claim be (i) in the event of any distribution of the assets of Subordinated Borrower upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving Subordinated Borrower or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshaling of its assets or liabilities (collectively called a "Reorganization"), or (ii) other than in connection with a Reorganization, to the prior payment in full in cash of the Senior Debt.

                  (b) If Subordinated Lender shall receive any payment in violation of the terms hereof, it shall hold such payment in trust for the benefit of the Senior Creditors and forthwith pay it over to

                                                                             8
         the Senior Creditors, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt, for application to and payment of the Senior Debt.

                  (c) In the event of any Reorganization relative to Subordinated Borrower or its properties, then all of the Senior Debt shall first be paid in full in cash before any payment is made upon the Subordinated Debt, and in any such proceedings any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Creditors, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt, for application in payment of the Senior Debt, unless and until all the Senior Debt is paid in full in cash, and Subordinated Lender hereby irrevocably authorizes the Agent, as attorney-in-fact for Subordinated Lender, to vote any claim or proof of claim in such proceedings in respect of the Subordinated Debt, to file or prove any claim in such proceedings in respect of the Subordinated Debt, to demand, sue for, collect and receive any such payment or distribution, to apply such payment or distribution to the payment of the Senior Debt, and to take such other action (including acceptance or rejection of any plan of Reorganization) in the name of Subordinated Lender or of the relevant Senior Creditors as the Agent may deem necessary or advisable for the enforcement of the provisions hereof. Subordinated Lender shall execute and deliver such other and further powers of attorney, assignments, proofs of claim or other instruments, and take such other actions, as may be requested by the Agent in order to enable the Agent to accomplish any of the foregoing, but only with respect to Subordinated Lender's capacity as a holder hereof and not in respect of any other relationship between Subordinated Lender and Subordinated Borrower. Consistent with, but not in limitation of, the foregoing, in such an event, the Agent shall be deemed to be the assigned (and thus the holder) of such claims or proof of claims and shall have the right to assert and vote such claims in any Reorganization, including, without limitation, through the filing of any proof of claim therein and the casting of any ballots to accept or reject any plan of reorganization proposed by, for, or with respect to any such Reorganization.

                  (d) In the event that, notwithstanding the foregoing, upon any such Reorganization, any payment or distribution of the assets of Subordinated Borrower of any kind or character, whether in cash, property or securities, shall be received by Subordinated Lender in respect of the Subordinated Debt before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the Senior Creditors and shall forthwith be paid over to the Senior Creditors, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt, for application to the payment of the Senior Debt until all Senior Debt shall have been paid in full in cash.

         been paid in full in cash, except as expressly provided by Section 3.1, it will not take, demand or receive, or take any action to accelerate or collect, any payment of all or any part of the Subordinated Debt.

                  (f) The Senior Creditors, or any of them, may, at any time and from time to time, without the consent of or notice to Subordinated Lender, without incurring any responsibility to Subordinated Lender, and without impairing or releasing any of the rights of any Senior Creditor, or any of the obligations of Subordinated Lender:

                       (i) change the amount or terms of or renew or extend any Senior Debt or enter into or amend in any manner any agreement relating to any Senior Debt;

                       (ii) sell, exchange, release or otherwise deal with any property at any time pledged or mortgaged to secure any Senior Debt;

                       (iii) release anyone liable in any manner for the payment or collection of any Senior Debt; and

                       (iv) exercise or refrain from exercising any rights against Subordinated Borrower and others (including Subordinated Lender).

                  (g) Subordinated Lender hereby waives notice of or proof of reliance by any Senior Creditor upon the provisions hereof, and the Senior Debt shall conclusively be deemed to have been created, contracted, incurred or maintained in reliance upon the provisions hereof.

                  (h) Each Senior Creditor shall be a third-party beneficiary of the provisions of this Section 3.2.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Each Agreement Party represents and warrants to each Guarantied Party that:


                  SECTION 4.1. Authorization. Such Agreement Party (a) has the power to execute, deliver and perform this Agreement and (b) has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  SECTION 4.2. No Conflict. The execution, delivery and performance by such Agreement Party of this Agreement does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation, (b) contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on such Agreement Party or any of its Subsidiaries (including, without limitation, any writ, judgment, injunction or other similar court order), (c) result in the creation or imposition of or the obligation to create or impose any Lien upon any of the property or assets of such Agreement Party or any of its Subsidiaries or (d) contravene or conflict with any provision of the articles of incorporation or bylaws of such Agreement Party.

                  SECTION 4.3. Binding Effect . This Agreement constitutes the legal, valid and binding obligations of such Agreement Party, enforceable against such Agreement Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  SECTION 4.4. Solvent . After giving effect to this Agreement, Guarantor and its Subsidiaries, taken as a whole, are Solvent. As used in this
Section 4.4, "Solvent" shall mean, with respect to any Person on a particular date, that on such date: (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act or Uniform Fraudulent Conveyance Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probably liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                                   ARTICLE V.

                                 MISCELLANEOUS

                  SECTION 5.1. Indemnity. Each Agreement Party agrees to indemnify the Agent, each Bank, their Affiliates and their respective directors, officers, employees, persons controlling or controlled by any of them or their respective agents, consultants, attorneys and advisors (the "Indemnified Parties") and hold each Indemnified Party harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind to which any of the Indemnified Parties may become subject, whether directly or indirectly (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party), relating to or arising out of this Agreement; provided, that no Indemnified Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations of each Agreement Party provided for in this Section 5.1 shall survive termination of the Credit Agreement, any Conseco Guaranty Document and this Agreement.

                  SECTION 5.2. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify for the purpose by written notice to the Agent. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 5.2, (b) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section 5.2.

                  SECTION 5.3. Successors and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except no Agreement Party shall be permitted to assign this Agreement nor any interest or obligation herein without the consent of the Agent.

                  SECTION 5.4. SUBMISSION TO JURISDICTION, ETC . EACH AGREEMENT PARTY AND THE AGENT HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH AGREEMENT PARTY AND THE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH AGREEMENT PARTY AND THE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY ANY AGREEMENT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, THE AGENT, ANY BANK OR OTHERWISE) IN ANY COURT HEREIN ABOVE SPECIFIED IN THIS SECTION 5.4 AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. EACH AGREEMENT PARTY AND THE AGENT AGREES THAT A FINAL

JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  SECTION 5.5. Amendments; Release . Notwithstanding anything to the contrary contained in the Credit Agreement, the provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each affected Agreement Party and the Agent (with the consent of the Required Banks), and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, except as set forth in Section 5.14 of this Agreement, no such amendment, modification or waiver which would permit the release or termination of all or a material portion of Guarantor's obligations under this Agreement shall be effective without the consent of each Bank.

                  SECTION 5.6. Section Headings . The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

                  SECTION 5.7. Acknowledgments . No action of the Agent permitted hereunder shall in any way affect or impair the rights of the Agent and the obligations of each Agreement Party under this Agreement. Each Agreement Party hereby acknowledges that there are no conditions to the effectiveness of this Agreement. Each Agreement Party hereby further acknowledges and agrees to make such deliveries as are required of it and comply with the other provisions applicable to it pursuant to the provisions of the Credit Agreement.

                  SECTION 5.8. Obligations Not Limited . All obligations of the Guarantor and rights of the Guarantied Parties in respect of the Guarantied Obligations expressed in this Agreement shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Guarantied Obligations.

                  SECTION 5.9. GOVERNING LAW . THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 5.10. Counterparts . This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same agreement. Each Agreement Party hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

                  SECTION 5.11. Agent . The Agent acts herein as agent for itself, the Banks and any and all future holders of the Guarantied Obligations.

                  SECTION 5.12. WAIVER OF TRIAL BY JURY . EACH AGREEMENT PARTY AND THE AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL

INDUCEMENT FOR THE GUARANTIED PARTIES ENTERING INTO THE RESTRUCTURING DOCUMENT.

                  SECTION 5.13. No Limitation on Remedies . No failure to exercise and no delay in exercising, on the part of the Agent or any other Guarantied Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  SECTION 5.14. Release of This Agreement . This Agreement shall be terminated and Guarantor shall be released from all of its obligations hereunder on the first date after the Near-Term Facilities Termination Date on which Conseco, Inc. has Investment Grade Ratings Status, as long as no Default or Event of Default shall have occurred and be continuing on such date.

IN WITNESS WHEREOF, each Agreement Party has caused this Guaranty and Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                             CIHC, INCORPORATED, as Guarantor and
                             Subordinated Borrower

                             By: /s/ David A. Hill
                                 ---------------------------------------
                                 Name: David A. Hill
                                 Title: Vice President

                             Address for Notices:
                             11825 North Pennsylvania Street
                             Carmel, Indiana 46032
                             Attention:  David K. Herzog

                             Fax: 317-817-6327



                             CONSECO, INC., as Obligor and Subordinated Lender

                             By: /s/ Thomas M. Hagerty
                                 ---------------------------------------
                                 Name: Thomas M. Hagerty
                                 Title:  Senior Vice President and Acting
                                            Chief Financial Officer

                             Address for Notices:
                             11825 North Pennsylvania Street
                             Carmel, Indiana 46032
                             Attention:  David K. Herzog

                             Fax: 317-817-6327

                              COLLATERAL AGREEMENT


                                     made by


                                  CONSECO, INC.

                                       and

                               CIHC, INCORPORATED


                                   in favor of


                            THE CHASE MANHATTAN BANK,
                               as Collateral Agent



                            Dated as of May 30, 2000



                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----

SECTION 1.  DEFINED TERMS....................................................................................1
     1.1  Definitions........................................................................................1
     1.2  Other Definitonal Provisions.......................................................................5

SECTION 2. GRANT OF SECURITY INTEREST .......................................................................5

SECTION 3.  REPRESENTATIONS AND WARRANTIES...................................................................6
     3.1  Title; No Other Liens..............................................................................6
     3.2  Perfected First Priority Liens.....................................................................6
     3.3  Investment Property................................................................................6

SECTION 4.  COVENANTS........................................................................................7
     4.1  Delivery of Instruments and Certificated Securities................................................7
     4.2  Payment of Obligations.............................................................................7
     4.3  Maintenance of Perfected Security Interest; Further Documentation..................................7
     4.4  Investment Property................................................................................7

SECTION 5.  REMEDIAL PROVISIONS..............................................................................9
     5.1  Investment Property................................................................................9
     5.2  Proceeds to be Turned Over To Collateral Agent.....................................................10
     5.3  Application of Proceeds............................................................................10
     5.4  Code and Other Remedies............................................................................11
     5.5  Registration Rights................................................................................11
     5.6  Waiver; Deficiency.................................................................................12

SECTION 6.  THE COLLATERAL AGENT.............................................................................13
     6.1  Collateral Agent's Appointment as Attorney-in-Fact, etc............................................13
     6.2  Duty of Collateral Agent...........................................................................14
     6.3  Execution of Financing Statements..................................................................15
     6.4  Authority of Collateral Agent......................................................................15

SECTION 7.  MISCELLANEOUS....................................................................................15
     7.1  Amendments.........................................................................................15
     7.2  Notices............................................................................................15
     7.3  No Waiver by Course of Conduct; Cumulative Remedies................................................16
     7.4  Enforcement Expenses; Indemnification..............................................................16
     7.5  Successors and Assigns.............................................................................16
     7.6  Counterparts.......................................................................................17
     7.7  Severability.......................................................................................17
     7.8  Section Headings...................................................................................17
     7.9  Integration........................................................................................17
     7.10 GOVERNING LAW......................................................................................17
     7.11 Acknowledgments....................................................................................17


                                        i




                                                                                                            Page
                                                                                                            ----

     7.12  Releases..........................................................................................17



SCHEDULES

Schedule 1   Notice Addresses
Schedule 2   Investment Property
Schedule 3   Perfection Matters


                              COLLATERAL AGREEMENT

                  COLLATERAL AGREEMENT, dated as of May 30, 2000, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE CHASE MANHATTAN BANK, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, pursuant to the Credit Agreement, dated as of May 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the individual borrowers thereunder (the "Borrowers"), the banks and other financial institutions (the "Lenders") from time to time party thereto, and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), the Lenders extended the maturity date of term loans made to the Borrowers thereunder;

                  WHEREAS, pursuant to the Senior Secured Revolving Credit Agreement (the "May 2000 Credit Agreement"), dated as of May 30, 2000, among Conseco, Inc. ("Conseco"), the banks and other financial institutions (the "May 2000 Lenders") from time to time party thereto, and The Chase Manhattan Bank, as administrative agent (in such capacity, the "May 2000 Administrative Agent"), the May 2000 Lenders have agreed to make revolving credit loans to Conseco on the terms and conditions set forth therein;

                  WHEREAS, each Grantor will derive substantial direct and indirect benefit from the Credit Agreement and the May 2000 Credit Agreement;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to enter into the Credit Agreement and the May 2000 Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

                  WHEREAS, it is a requirement under each of the Indentures that the assets in which a security interest is created hereunder must secure the Public Debt Securities issued thereunder equally and ratably with all other obligations secured hereby;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and the May 2000 Credit Agreement and to satisfy the requirement referred to in the preceding paragraph, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS

                  1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Certificated Security and Instruments.

                  (b) The following terms shall have the following meanings:

                  "Agreement": this Collateral Agreement, as the same may be amended,supplemented or otherwise modified from time to time.

                  "Capital Stock": any and all Shares, interests, participations or other equivalent (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "CIHC": CIHC, Incorporated, a Delaware corporation, and a direct wholly owned Subsidiary of Conseco.

                  "Collateral": as defined in Section 2.

                  "Collateral Account": any collateral account established by the Collateral Agent as provided in Section 5.2.

                  "Default" as defined in either the Credit Agreement or the May 2000 Credit Agreement.

                  "D & O Grantor Obligations": with respect to any Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with Guaranty, this Agreement or any other Loan Document to which such Grantor is a party, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent, the Administrative Agent or the Lenders that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Loan Document).

                  "Event of Default" as defined in the Credit Agreement or the May 2000 Credit Agreement.

                  "Grantor Obligations" collectively, (i) the D & O Grantor Obligations and (ii) the May 2000 Grantor Obligations.

                  "Holder Representative": (i) in respect of the D & O Grantor Obligations, the Administrative Agent, (ii) in respect of the May 2000 Grantor Obligations, the May 2000 Administrative Agent, (iii) in respect of the 1993 Indenture Obligations, the 1993 Indenture Trustee and (iv) in respect of the 1994 Indenture Obligations, the 1994 Indenture Trustee.

                  "Holders": collectively, (i) the holders of the 1993 Indenture Obligations (including, when the context permits, the 1993 Indenture Trustee acting on behalf of such holders) and (ii) the holders of the 1994 Indenture Obligations (including, when the context permits, the 1994 Indenture Trustee acting on behalf of such holders).

                  "Indentures": the collective reference to the 1993 Indenture and the 1994 Indenture.

                  "Investment Property": the collective reference to all Pledged Obligations and all Pledged Stock.

                  "Issuers": the collective reference to each issuer of any Investment Property.


                  "May 2000 Grantor Obligations": with respect to any Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with the May 2000 Credit Agreement or any other Loan Document (as defined in the May 2000 Credit Agreement) to which such Grantor is a party, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent, the May 2000 Administrative Agent or the May 2000 Lenders that are required to be paid by such Grantor pursuant to the terms of the May 2000 Credit Agreement or any other Loan Document (as defined in the May 2000 Credit Agreement)).

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Pledged Obligations": all pledged notes listed on Schedule 2, and Indebtedness owing by CIHC to any Grantor together with any interest, fees and other amounts owing by CIHC to such Grantor in respect thereof.

                  "Pledged Stock": the shares of Capital Stock listed on
         Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of CIHC, Conseco Finance or Conseco Capital Management, Inc. that may be issued or granted to, or directly held by, any Grantor while this Agreement is in effect.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Public Debt Securities": collectively, (i) the 1993 Indenture Securities and (ii) the 1994 Indenture Securities.

                  "Public Debt Trustees": collectively, (i) the 1993 Indenture Trustee and (ii) the 1994 Indenture Trustee.

                  "Secured Obligations": the collective reference to (a) the Grantor Obligations of each Grantor, (b) the 1993 Indenture Obligations, (c) the 1994 Indenture Obligations and (d) the Collateral Agent Fees (as defined in the Collateral Sharing Agreement).

                  "Secured Parties": the collective reference to (a) the Lenders, (b) the May 2000 Lenders, (c) the Holders, (d) the Administrative Agent, (e) the May 2000 Administrative Agent and (f) the Collateral Agent.

                  "Securities Act": the Securities Act of 1933, as amended.

                  "Shared Collateral" shall mean the collective reference to (i) "Collateral" under and as defined in this Agreement and (ii) unless otherwise expressly provided therein, all other collateral under any other Shared Collateral Security Document.

                  "Shared Collateral Security Documents" shall mean (i) this Agreement and (ii) any other security document entered into by any Grantor in favor of the Collateral Agent that expressly provides that all or any portion of the collateral thereunder shall constitute "Shared Collateral" for the purposes of this Agreement.

                  "1993 Indenture Obligations": the unpaid principal of, and premium, if any, and interest on, the 1993 Indenture Securities (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the 1993 Indenture Securities after the maturity of the 1993 Indenture Securities and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

                  "1993 Indenture Securities": the securities issued pursuant to the 1993 Indenture.

                  "1993 Indenture Trustee": Shawmut Bank Connecticut, National Association, in its capacity as trustee under the 1993 Indenture, and any successor trustee appointed under the 1993 Indenture.

                  "1994 Indenture Obligations": the unpaid principal of, and premium, if any, and interest on, the 1994 Indenture Securities (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the 1994 Indenture Securities after the maturity of the 1994 Indenture Securities and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

                  "1994 Indenture Securities": the securities issued pursuant to the 1994 Indenture.


                  "1994 Indenture Trustee": The Bank of New York (who assumed the responsibilities of LTCB Trust Company as of June 1, 1999), in its capacity as trustee under the 1994 Indenture, and any successor trustee appointed under the Indenture.

                  1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                      SECTION 2. GRANT OF SECURITY INTEREST

                  Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

                  (a) all Investment Prtoperty;

                  (b) all books and records pertaining to the Collateral referred to in clauses (a) and (c) of this paragraph; and

                  (c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

                  Each Grantor hereby represents and warrants to the Collateral Agent that:

                  3.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement.

                  3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

                  3.3 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by the Grantor.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) Each of the Pledged Obligations constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

                              SECTION 4. COVENANTS

                  Each Grantor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Grantor Obligations shall have been paid in full:

                  4.1 Delivery of Instruments and Certificated Securities. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Certificated Security, such Instrument or Certificated Security shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

                  4.2 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in a Material Adverse Effect.

                  4.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having the priority described in
Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial
Code) with respect thereto.

                  4.4 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

                  (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, excluding any issuance (A) for fair value as determined by the Board of Directors of such Grantor and (B) pursuant to the warrant issued on May 11, 2000 to Lehman Brothers Holdings Inc. in respect of up to 5% of the common stock of Conseco Finance, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option or waive any rights with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Loan Documents or pursuant to the warrant issued on May 11, 2000 to Lehman Brothers Holdings Inc. in respect of up to 5% of the common stock of Conseco Finance), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or any security interest securing additional indebtedness of Conseco or any of its Subsidiaries sharing equally and ratably in the Shared Collateral at the request of Conseco and consented to by the Collateral Agent in accordance with Section 6.3 of the Collateral Sharing Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

                  (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the

Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.4(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 5.1(c) and 5.5 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to
Section 5.1(c) or 5.5 with respect to the Investment Property issued by it.


                         SECTION 5. REMEDIAL PROVISIONS

                  5.1 Investment Property. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 5.1(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments (other than payments or prepayments of principal) made in respect of the Pledged Obligations, in each case paid in the normal course of business of the relevant Issuer, to the extent permitted by the Loan Documents and the Loan Documents (as defined in the May 2000 Credit Agreement) (any such dividends or payments, "Excluded Payments"), and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate right exercised or other action taken which could reasonably be expected to impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Loan Document or the Loan Documents (as defined in the May 2000 Credit Agreement).

                  (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in the order specified in the Collateral Sharing Agreement, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) (if, in addition, all of the Liabilities shall be due and payable) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

                  (d) Notwithstanding the foregoing, neither Collateral Agent nor its nominee may exercise any voting, corporate or other rights of control pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers (or any of their respective Subsidiaries or affiliates) or otherwise (i) unless and until it has received any and all material consents or approvals required for such exercise from any regulatory or governmental agency (including, but not limited to, insurance, banking and gaming commissions or agencies) having jurisdiction with respect to the Grantor or the Issuer (or any of their respective Subsidiaries or affiliates) or (ii) if to do so would violate any material statute, law, rule or regulation governing the ownership, change of ownership, control, or change of control of such Grantor or Issuer (or any of their respective Subsidiaries or affiliates).

                  5.2 Proceeds to be Turned Over To Collateral Agent. If an Event of Default shall occur and be continuing or, in the case of any Proceeds other than Excluded Payments (without duplication of any funds used to purchase loans pursuant to Section 6.4(b) of the Guaranty or prepay loans pursuant to
Section 2.6(b)(ii) of the May 2000 Credit Agreement), whether or not an Event of Default shall have occurred and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.3.

                  5.3 Application of Proceeds. At such intervals as may be agreed upon by Conseco and the Collateral Agent, the Collateral Agent may, or, if an Event of Default shall have occurred and be continuing or in connection with a mandatory purchase of Loans pursuant to Section 6.4(a) or 6.4(b) of the Guaranty, the Collateral Agent shall, promptly apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in the order specified in the Collateral Sharing Agreement.

                  5.4 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in the order specified in the Collateral Sharing Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. A notice of a proposed sale or other disposition of a substantial portion of the Collateral shall be required, and such notice shall be deemed reasonable and proper if given at least 20 days before such sale or other disposition.

                  5.5 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.4, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.5 valid and binding and in compliance with any and all other applicable laws, rules or regulations. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. In exercising its rights hereunder, the Collateral Agent will make a good faith effort to share access to the books and records that constitute Collateral with the applicable Grantor to the extent necessary to enable the Grantor to continue to conduct its business.

                  5.6 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. The obligors under the Loan Documents and the Loan Documents (as defined under the May 2000 Credit

Agreement) shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.


                         SECTION 6. THE COLLATERAL AGENT

                  6.1 Collateral Agent's Appointment as Attorney-in-Fact, etc.
(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;

                  (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iii) execute, in connection with any sale provided for in
         Section 5.4 or 5.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (4) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (5) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the

         Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  6.2 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9- 207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The Collateral Agent will act in good faith towards each of the Holder Representatives in carrying out its duties and responsibilities under this Agreement and any Shared Collateral Security Document, including executing and delivering any documents reasonably requested to be so executed and delivered pursuant to either Indenture.

                  6.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  6.4 Authority of Collateral Agent. Each Grantor and each Secured Party by accepting the benefits of this Agreement acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement, the May 2000 Credit Agreement, the Collateral Sharing Agreement and such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor or Secured Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                            SECTION 7. MISCELLANEOUS

                  7.1 Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 6.3 of the Collateral Sharing Agreement.

                  7.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 6.1 of the Collateral Sharing Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1 and that any such notice, request or demand to or upon the Collateral Agent shall be addressed to the Collateral Agent at its notice address set forth in the Collateral Sharing Agreement.

                  7.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  7.4 Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay or reimburse the Collateral Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Collateral Agent.

                  (b) Each Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent provided in Sections 7.1 and 7.2 of the Guaranty.

                  (d) The agreements in this Section 7.4 shall survive repayment of the Secured Obligations and all other amounts payable under (i) the Credit Agreement and the other Loan Documents and (ii) the May 2000 Credit Agreement and the Loan Documents (as defined therein).

                  7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

                  7.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.8 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  7.9 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents as defined in each of the Credit Agreement and the May 2000 Credit Agreement.

                  7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  7.11 Acknowledgments. Each Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

                  7.12 Releases. (a) At such time as (i) Guarantor has delivered to the Collateral Agent a written request to do so and Guarantor or a designee shall have purchased all of the Loans and all Liabilities owed to the Lenders (excluding Guarantor or its designee) have been paid in full in cash and the "Obligations" (as defined in the May 2000 Credit Agreement) have been paid in full in cash and the commitments under the May 2000 Credit Agreement have been terminated or (ii) the Grantor Obligations and any fees and other amounts owed to the Collateral Agent shall have been paid in full in cash (so long as at such time (A) the payment of any of the other Secured Obligations has not been accelerated and (B) a payment default in respect of the principal or interest of such Secured Obligations shall not have occurred and be continuing are not due and payable), and (1) the Administrative Agent on behalf of the Lenders and (2) the May 2000 Administrative Agent on behalf of the May 2000 Lenders, in each case has so instructed the Collateral Agent in writing, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. In addition, the Collateral Agent shall release the Collateral upon directions from the Administrative Agent and the May 2000 Administrative Agent as provided in
Section 6.9 of the Collateral Sharing Agreement.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Loan Documents and the Loan Documents (as defined in the May 2000 Credit Agreement), then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                  (c) The Collateral Agent will, at any time, upon the written instruction of the Administrative Agent and the May 2000 Administrative Agent, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Collateral specified by the Administrative Agents in such instruction.

                 (d) By acceptance of the benefits hereof, each Secured Party acknowledges and consents to the provisions of this Section 7.13, agrees that the Collateral Agent shall incur no liability whatsoever to any Secured Party for any release effected by the Collateral Agent in accordance with this Section
7.13 and agrees that the Administrative Agent and the May 2000 Administrative Agent shall incur no liability whatsoever to any Secured Party for any release directed or consented to by it, other than as otherwise expressly agreed to in writing.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        CONSECO, INC.


                                        By: /s/ Thomas M. Hagerty
                                            -------------------------------
                                            Title: Senior Vice President and
                                                     Acting Chief Financial
                                                     Officer














STATE OF INDIANA     )
                     ) ss:
COUNTY OF HAMILTON   )

                  On the __ day of May in the year 2000, before me, the undersigned, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                ______________________________
                                                     Notary Public


My Commission Expires:

                                       CIHC, INCORPORATED



                                       By: /s/ David A. Hill
                                           ------------------------
                                            Name: David A. Hill
                                            Title: Vice President

















STATE OF             )
                     ) ss:
COUNTY OF            )


                  On the __ day of May in the year 2000, before me, the undersigned, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.




                                                     Notary Public


My Commission Expires:

                                                                     Schedule 2
                                                                     ----------









                                             DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:



                                                                          Stock             Number          Percent of
                                                         Class of        Certificate          of           Outstanding
       Issuer                   Holder                   Stock             Number            Shares           Shares
-----------------------    ----------------         -----------------   -------------        ------         ----------



CIHC, Incorporated            Conseco Inc.         Common                    2               1,000              99.9%

                                                   1994 Series               002            963.61                .9%
                                                   Preferred                 007           125.269                .1%

                                                   $2.32                     P-2           940,000                78%
                                                   Redeemable
                                                   Cumulative
                                                   Preferred


Conseco Finance               CIHC,                Common                    005               1.5               1.5%
Corp.                         Incorporated                                   006             101.5              98.5%

Conseco Capital
Management, Inc.              Conseco Inc.         Common                      2               100               100%







Pledged Obligations:


                                                      Stated Principal       Approximate
                                                      Amount of              Amount
Payor                            Payee                Note                   Outstanding             Date of Note
-----                            -----                ---------------------  -----------             ------------
CIHC, Incorporated (as           Conseco, Inc.        $400,000,000           $365,000,000            Nov. 27, 1996
successor to Bankers
Life Holding
Corporation)

CIHC, Incorporated (as           Conseco, Inc.        $79,798,865.71         $74,600,000             Jan. 1, 1998
successor to American
Life Holding Company)

CIHC, Incorporated (as           Conseco, Inc.        $36,000,000            $36,000,000             May 26, 2000
successor to American
Life Holding Company)

CIHC, Incorporated               Conseco, Inc.        $4,000,000,000         $1,961,200,000          May 26, 2000

Conseco Finance Corp.            Conseco, Inc.        $1,750,799,080         $1,750,799,080          May 26, 2000



                                                                   Schedule 3
                                                                   -----------









                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS



          Actions with respect to Pledged Stock and Pledged Obligations
          -------------------------------------------------------------


         By (i) delivery of any certificates in respect of the Pledged Stock and Pledged Obligations together with undated stock powers, in respect of the Pledged Stock, and, note powers, in respect of the Pledged Obligations, in each case, undated and executed in blank and (ii) possession by the Administrative Agent of the same.

UCC filings:

Conseco, Inc.

Secretary of State, Indiana


CIHC, Incorporated
------------------

Secretary of State, Delaware

                     FIRST AMENDMENT TO COLLATERAL AGREEMENT

                  THIS FIRST AMENDMENT TO THE COLLATERAL AGREEMENT, dated as of September 22, 2000 (this "Amendment"), is made by Conseco, Inc., an Indiana corporation ("Conseco"), and CIHC, Incorporated, a Delaware corporation ("CIHC"; together with Conseco, the "Grantors"), in favor of The Chase Manhattan Bank, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Collateral Agreement referred to below).

                              W I T N E S S E T H:

                  WHEREAS, Conseco, the banks and other financial institutions from time to time party thereto, and The Chase Manhattan Bank, as administrative agent, are party to that certain Senior Secured Revolving Credit Agreement, dated as of May 30, 2000 (as amended, the "May 2000 Credit Agreement");

                  WHEREAS, certain individuals listed as borrowers on the signature pages thereto, the banks and other financial institutions from time to time party thereto, and The Chase Manhattan Bank, as administrative agent, are party to that certain Credit Agreement, dated as of May 30, 2000 (the "Credit Agreement");

                  WHEREAS, as a condition precedent to the obligation of the banks to enter into the May 2000 Credit Agreement and the Credit Agreement, the Grantors executed and delivered the Collateral Agreement, dated as of May 30, 2000 (the "Collateral Agreement"), to the Collateral Agent for the benefit of the Secured Parties;

                  WHEREAS, (i) the parties thereto have agreed to amend the May 2000 Credit Agreement on the terms and conditions set forth in the Second Amendment, dated as of the date hereof (the "Second Amendment"), and (ii) the parties thereto have entered into an Agreement relating to the Credit Agreement, dated as of the date hereof (the "D&O Agreement"); and

                  WHEREAS, in connection with the Second Amendment and the D&O Agreement, the Grantors and the Collateral Agent have agreed to amend the Collateral Agreement on the terms and conditions herein set forth;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

                  2. Amendments to Collateral Agreement. The Collateral Agreement is hereby amended by (i) adding the words "or Conseco Finance" after each of the references to "CIHC" in the definition of "Pledged Obligations" and
(ii) replacing Schedule 2 thereto with the form of Schedule 2 attached hereto as Annex I (and hereinafter, all Pledged Obligations and Pledged Stock referred to on such revised Schedule 2 shall include all replacements, substitutions and refinancings of the Investment Property described therein). It is understood that any capitalized terms used in the Collateral Agreement or the Collateral Sharing Agreement that are defined by reference to the May 2000 Credit Agreement or the Credit Agreement shall be supplemented or (to the extent of any conflict) replaced, as applicable, by the definitions assigned to such terms in the Appendix delivered in connection with the Second Amendment or the D&O Agreement, as the case may be.

                  3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the (i) receipt by the Collateral Agent of duly executed counterparts of this Amendment from the parties hereto, (ii) effectiveness of the Second Amendment in accordance with the terms thereof,
(iii) effectiveness of the D&O Agreement in accordance with the terms thereof,
(iv) execution of UCC-3 filings to provide for the amendment to the Collateral under the Collateral Agreement set forth herein and (v) delivery to the Collateral Agent of the Investment Property referred to on revised Schedule 2 not previously delivered to the Collateral Agent, together with corresponding executed and undated stock powers and note powers, as applicable.

                  4. Certain Representations and Warranties by the Grantors. In order to induce the Collateral Agent to enter into this Amendment, the Grantors represent and warrant that as of the date hereof and after giving effect to this Amendment (a) the representations and warranties made by each of the Grantors in the Collateral Agreement are true and correct in all material respects (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof; provided, that each reference to the Agreement therein shall be deemed to be a reference to the Agreement after giving effect to this Amendment.

                  5. Miscellaneous. The parties hereto hereby further agree as follows:

                  5.1. Further Assurances. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as the Collateral Agent may reasonably request which are required to carry into effect the purposes of this Amendment and the Collateral Agreement, as amended hereby.

                  5.2.Payment of Costs and Expenses. Conseco agrees to pay on demand all expenses of the Collateral Agent (including the fees and out-of-pocket expenses of counsel to the Collateral Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

                  5.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  5.4. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile transmission), each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

                  5.5. Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

                  5.6. Effect of Amendment. The parties hereto acknowledge and agree that the Liens and security interests as granted under the Collateral Agreement are in all respects continuing and in full force and effect and secure the Secured Obligations.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                     CONSECO, INC.

                                     By: /s/ Thomas M. Hagerty
                                         ------------------------------
                                         Title: Senior Vice President and
                                                  Acting Chief Financial Officer

                                     CIHC, INCORPORATED

                                     By: /s/ David A. Hill
                                         -------------------------------
                                         Title: Vice President

                                     THE CHASE MANHATTAN BANK, as Collateral
                                     Agent

                                     By: /s/
                                         --------------------------------
                                         Title:

Consented to:
THE CHASE MANHATTAN BANK,
as Administrative Agent and as a Bank


By: /s/
    ----------------------
    Title:


BANK OF AMERICA, N.A., as a Bank


By: /s/
    ----------------------
    Title:

                                                                   Annex I

                                                                   Schedule 2




                                     DESCRIPTION OF INVESTMENT PROPERTY
Pledged Stock:

                                                                     Stock                              Percent of
                                                Class of          Certificate         Number of         Outstanding
           Issuer             Holder              Stock             Number             Shares             Shares
           ------             ------              -----             ------             ------             ------

CIHC, Incorporated           Conseco,            Common              2                  1,000              99.9%
                             Inc.
                                                 1994 Series         002               963.61                .9%
                                                 Preferred           007              125.269                .1%

                                                 $2.32               P-2              940,000                78%
                                                 Redeemable
                                                 Cumulative
                                                 Preferred

Conseco Finance              CIHC,               Common              005                  1.5               1.5%
Corp.                        Incorporated                            006                101.5              98.5%

Conseco Capital              Conseco,            Common              2                    100               100%
Management, Inc.             Inc.

Conseco Finance              Conseco,            9%                  1A                   750               100%
Corp.                        Inc.                Redeemable
                                                 Cumulative
                                                 Preferred




                                                                    Annex I

                                                                    Schedule 2


Pledged Obligations:

                                                                                Approximate
                                                       Stated Principal            Amount
         Payor                       Payee              Amount of Note          Outstanding            Date of Note
         -----                       -----              --------------          -----------            ------------

CIHC, Incorporated             Conseco, Inc.              $400,000,000           $365,000,000           Nov. 27, 1996
(as successor to
Bankers Life Holding
Corporation)

CIHC, Incorporated             Conseco, Inc.               $79,798,865.71        $74,600,000            Jan. 1, 1998
(as successor to
American Life
Holding Company)

CIHC, Incorporated             Conseco, Inc.               $36,000,000           $36,000,000            May 26, 2000
(as successor to
American Life
Holding Company)

CIHC, Incorporated             Conseco, Inc.               $4,000,000,000        $1,961,200,000         May 26, 2000

Conseco Finance                CIHC,                       $1,460,799,080        $1,460,799,080         Sept. 22, 2000
Corp.                          Incorporated








                    SECOND AMENDMENT TO COLLATERAL AGREEMENT


                  THIS SECOND AMENDMENT, dated as of November 22, 2000 (this "Amendment"), to the Collateral Agreement, dated as of May 30, 2000 (the "Collateral Agreement") among Conseco, Inc., an Indiana corporation ("Conseco"), and CIHC, Incorporated, a Delaware corporation ("CIHC"; together with Conseco, the "Grantors"), in favor of The Chase Manhattan Bank, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Collateral Agreement).

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Termination and Replacement Agreement, dated as of May 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the individual borrowers thereunder (the "Borrowers"), the banks and other financial institutions (the "Lenders") from time to time party thereto, and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), the Lenders extended the maturity date of term loans made to the Borrowers under the Credit Agreement dated as of September 30, 1999 among the Borrowers, the Lenders and the Administrative Agent;

                  WHEREAS, pursuant to the Senior Secured Revolving Credit Agreement (the "May 2000 Credit Agreement"), dated as of May 30, 2000, among Conseco, Inc. ("Conseco"), the banks and other financial institutions (the "May 2000 Lenders") from time to time party thereto, and The Chase Manhattan Bank, as administrative agent (in such capacity, the "May 2000 Administrative Agent"), the May 2000 Lenders agreed to make revolving credit loans to Conseco on the terms and conditions set forth therein;

                  WHEREAS, pursuant to the Credit Agreement (the "November 2000 Credit Agreement"), dated as of November 22, 2000, among some or all of the Borrowers, the banks and other financial institutions from time to time party thereto (the "November 2000 Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "November 2000 Administrative Agent"), the November 2000 Lenders have agreed to refinance the outstanding loans to some or all of the Borrowers under the Credit Agreement;

                  WHEREAS, as a condition precedent to the obligation of the November 2000 Lenders to enter into the November 2000 Credit Agreement, the Grantors and the Collateral Agent have agreed to amend the Collateral Agreement on the terms and conditions herein set forth;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

             1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

             2. Amendments to Section 1.1. Section 1.1 of the Collateral Agreement is hereby amended as follows:

             2.1. The definition of "Default" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

             "'Default' either (i) a "Default" as defined in the May 2000 Credit Agreement, (ii) any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute a "Termination Event" as defined in the Existing Conseco Guaranty (as defined in the November 2000 Credit Agreement) or (iii) any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute a "Termination Event" as defined in the November Guaranty."

             2.2. The definition of "D & O Grantor Obligations" is hereby amended by inserting the following after the language "this Agreement" in the third line thereof: ", the Existing CIHC Guaranty (as defined in the November 2000 Credit Agreement), the Existing Conseco Guaranty (as defined in the November 2000 Credit Agreement)".

             2.3. The definition of "Event of Default" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

             "'Event of Default' either (i) an "Event of Default" as defined in the May 2000 Credit Agreement, (ii) a "Termination Event" as defined in the Existing Conseco Guaranty (as defined in the November 2000 Credit Agreement) or
(iii) a "Termination Event" as defined in the November Guaranty."

             2.4. The definition of "Grantor Obligations" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

             "'Grantor Obligations' collectively, (i) the D & O Grantor Obligations, (ii) the May 2000 Grantor Obligations and (iii) the November 2000 Grantor Obligations."

             2.5. The definition of "Holder Representative" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

             "'Holder Representative': (i) in respect of the D & O Grantor Obligations, the Administrative Agent, (ii) in respect of the May 2000 Grantor Obligations, the May 2000 Administrative Agent, (iii) in respect of the November 2000 Grantor Obligations, the November 2000 Administrative Agent, (iv) in respect of the 1993 Indenture Obligations, the 1993 Indenture Trustee and (v) in respect of the 1994 Indenture Obligations, the 1994 Indenture Trustee."

             2.6. The definition of "May 2000 Grantor Obligations" is hereby amended by inserting the following after the language "May 2000 Credit Agreement" in the third line thereof: ", the Existing CIHC Guaranty (as defined in the November 2000 Credit Agreement)".

             2.7. The definition of "Secured Parties" is hereby deleted in its entirety, and the following new definition is substituted in lieu thereof:

             "'Secured Parties': the collective reference to (a) the Lenders,
(b) the May 2000 Lenders, (c) the November 2000 Lenders, (d) the Administrative Agent, (e) the May 2000 Administrative Agent, (f) the November 2000 Administrative Agent and (g) the Collateral Agent."

             3. Additions to Section 1.1. The following definitions are hereby added to Section 1.1 in the appropriate alphabetical order:

             "'November Guaranty' shall mean the Guaranty, dated as of November 22, 2000, between Conseco, Inc., as Guarantor, and The Chase Manhattan Bank, as Administrative Agent as amended, supplemented or otherwise modified from time to time.

             'November 2000 Administrative Agent' as defined in the second whereas clause in the Second Amendment, dated as of November 22, 2000, to this Agreement.

             'November 2000 Credit Agreement' as defined in the second whereas clause in the Second Amendment, dated as of November 22, 2000, to this Agreement.

             'November 2000 Grantor Obligations': with respect to any Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with the November Guaranty, this Agreement, the CIHC Guaranty (as defined in the November 2000 Credit Agreement) or any other Loan Document (as defined in the November 2000 Credit Agreement) to which such Grantor is a party, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent, the November 2000 Administrative Agent or the November 2000 Lenders that are required to be paid by such Grantor pursuant to the terms of the November 2000 Credit Agreement or any other Loan Document (as defined in the November 2000 Credit Agreement)).

             'November 2000 Lenders' as defined in the second whereas clause in the Second Amendment, dated as of November 22, 2000, to this Agreement."

             4. Amendment to Section 5.1(a). Section 5.1(a) is hereby amended by
(i) inserting the following language after the language "(as defined in the May 2000 Credit Agreement)" in the seventh line thereof: "and the Loan Documents (as defined in the November 2000 Credit Agreement)" and (ii) inserting the following language before the period at the end thereof: "or the Loan Documents (as defined in the November 2000 Credit Agreement)".

             5. Amendment to Section 5.2. Section 5.2 is hereby amended by deleting the following language from line three therein: "purchase loans pursuant to Section 6.4(b) of the Guaranty or".

             6. Amendment to Section 5.3. Section 5.3 is hereby amended by deleting the following language on the third and fourth lines thereof "or in connection with a mandatory purchase of Loans pursuant to Section 6.4(a) or 6.4(b) of the Guaranty".

             7. Amendment to Section 5.6. Section 5.6 is hereby amended by inserting the following language after the language "(as defined under the May 2000 Credit Agreement)" in the fourth line thereof: "and the Loan Documents (as defined in the November 2000 Credit Agreement)".

             8. Amendment to Section 6.4. Section 6.4 is hereby amended by inserting the following language after the language "the May 2000 Credit Agreement," in the seventh line thereof: "the November 2000 Credit Agreement,".

             9. Amendments to Section 7.4.

             9.1. Section 7.4(a) is hereby amended by (i) deleting the word "and" after the language "any rights under this Agreement" in the third line thereof and substituting in lieu thereof the following: "," and (ii) inserting the following language after the language "Loan Documents" in the third line thereof: ", the Loan Documents (as defined in the May 2000 Credit Agreement) and the Loan Documents (as defined in the November 2000 Credit Agreement)".

             9.2. Section 7.4(d) is hereby deleted in its entirety, and the following new section is substituted in lieu thereof:

             "(d) The agreements in this Section 7.4 shall survive repayment of the Secured Obligations and all other amounts payable under (i) the Credit Agreement and the other Loan Documents, (ii) the May 2000 Credit Agreement and the Loan Documents (as defined therein) and (iii) the November 2000 Credit Agreement and the Loan Documents (as defined therein)."

             10. Amendment to Section 7.9. Section 7.9 is hereby amended by adding the following language before the period at the end thereof: "and the November 2000 Credit Agreement".

             11. Amendments to Section 7.11.

             11.1. Section 7.11(a) is hereby deleted in its entirety and the following new section is substituted in lieu thereof:

             "(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the other Loan Documents, the Loan Documents (as defined in the May 2000 Credit Agreement) and the Loan Documents (as defined in the November 2000 Credit Agreement) to which it is party;"

             11.2. Section 7.11(b) is hereby amended by (i) deleting the word "or" after the language "in connection with this Agreement" in the third line thereof and substituting in lieu thereof the following: "," and (ii) inserting the following after the language "Loan Documents" in the third line thereof: ", the Loan Documents (as defined in the May 2000 Credit Agreement) or the Loan Documents (as defined in the November 2000 Credit Agreement)".

             11.3. Section 7.11(c) is hereby deleted in its entirety and the following new section is substituted in lieu thereof:

             "(c) no joint venture is created hereby, by the other Loan Documents, the Loan Documents (as defined in the May 2000 Credit Agreement) or the Loan Documents (as defined in the November 2000 Credit Agreement) or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Secured Parties or among the Grantors and the Secured Parties."

             12. Amendments to Section 7.12.

             12.1. Section 7.12(a) is hereby amended by (A) inserting the following new clause after the language "(2) the May 2000 Administrative Agent on behalf of the May 2000 Lenders" in clause (ii)(B) thereof: "and (3) the November 2000 Administrative Agent on behalf of the November 2000 Lenders,"; and
(B) inserting the following language after the language "and the May 2000 Administrative Agent" in the last sentence thereof: "and the November 2000 Administrative Agent".

             12.2. Section 7.12(b) is hereby amended by inserting the following language after the language "(as defined in the May 2000 Credit Agreement)" therein: "and the Loan Documents (as defined in the November 2000 Credit Agreement)".

             12.3. Section 7.12(c) is hereby amended by inserting the following language after the language "the May 2000 Administrative Agent" therein: "and the November 2000 Administrative Agent".

             12.4. Section 7.12(d) is hereby amended by inserting the following language after the language "the May 2000 Administrative Agent" therein: "and the November 2000 Administrative Agent".

             13. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the (i) receipt by the Collateral Agent of duly executed counterparts of this Amendment from the parties hereto, (ii) effectiveness of the November 2000 Credit Agreement in accordance with the terms thereof, and (iii) execution of UCC-3 filings to provide for the amendment to the Collateral under the Collateral Agreement set forth herein.

             14. Certain Representations and Warranties by the Grantors. In order to induce the Collateral Agent to enter into this Amendment, the Grantors represent and warrant that as of the date hereof and after giving effect to this Amendment (a) the representations and warranties made by each of the Grantors in the Collateral Agreement are true and correct in all material respects (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof; provided, that each reference to the Agreement therein shall be deemed to be a reference to the Agreement after giving effect to this Amendment.

             15. Miscellaneous. The parties hereto hereby further agree as follows:

             15.1. Further Assurances. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as the Collateral Agent may reasonably request which are required to carry into effect the purposes of this Amendment and the Collateral Agreement, as amended hereby.

             15.2. Payment of Costs and Expenses. Conseco agrees to pay on demand all expenses of the Collateral Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Collateral Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

             15.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

             15.4. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile transmission), each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

             15.5. Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

             15.6. Effect of Amendment. The parties hereto acknowledge and agree that the Liens and security interests as granted under the Collateral Agreement are in all respects continuing and in full force and effect and secure the Secured Obligations.

             IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                             CONSECO, INC.

                             By: /s/ Thomas M. Hagerty
                                 --------------------------------
                                 Title: Senior Vice President and Acting
                                          Chief Financial Officer

                             CIHC, INCORPORATED

                             By: /s/ David A. Hill
                                 --------------------------------
                                 Title: Vice President

                             THE CHASE MANHATTAN BANK, as Collateral
                             Agent

                             By: /s/
                                 ---------------------------------
                                 Title:

Consented to:
THE CHASE MANHATTAN BANK,
as Administrative Agent and as a Bank


By: /s/
    -------------------------
    Title:


BANK OF AMERICA, N.A., as a Bank


By: /s/
    -------------------------
    Title:

                                CREDIT AGREEMENT

                          Dated as of November 22, 2000

                                      among

                THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO,

                                  as Borrowers,

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO,

                                       and

                            THE CHASE MANHATTAN BANK

                             as Administrative Agent





                  (Relating to Refinancing of certain Loans under that certain Credit Agreement, dated as of September 15, 1999, as terminated and replaced by that certain Termination and Replacement Agreement, dated as of May 30, 2000)

The following Table of Contents has been inserted for convenience only and does not constitute a part of this Agreement.


                                TABLE OF CONTENTS
                                                                                                               Page
SECTION 1.             DEFINITIONS AND ACCOUNTING TERMS...........................................................1
SECTION 1.1            Certain Defined Terms......................................................................1
SECTION 1.2            Other Definitional Provisions.............................................................14
SECTION 1.3            Accounting and Financial Determinations...................................................14

SECTION 2.             THE COMMITMENTS AND THE LOANS.............................................................15
SECTION 2.1            Commitment................................................................................15
SECTION 2.2            Procedure for Borrowings..................................................................15
SECTION 2.3            Conversion and Continuation Elections.....................................................16
SECTION 2.4            Repayment of Loans........................................................................17
SECTION 2.5            Loan Accounts; Record Keeping.............................................................17

SECTION 3.             INTEREST AND FEES.........................................................................17
SECTION 3.1            Interest Rates............................................................................17
SECTION 3.2            Default Interest Rate.....................................................................18
SECTION 3.3            Interest Payment Dates....................................................................18
SECTION 3.4            Setting and Notice of Rates...............................................................18
SECTION 3.5            Computation of Interest and Fees..........................................................18

SECTION 4.             PAYMENTS AND PREPAYMENTS..................................................................18
SECTION 4.1            Prepayments...............................................................................18
SECTION 4.2            Payments by the Borrowers.................................................................19
SECTION 4.3            Sharing of Payments.......................................................................20
SECTION 4.4            Setoff....................................................................................20
SECTION 4.5            Net Payments..............................................................................20

SECTION 5.             CHANGES IN CIRCUMSTANCES..................................................................22
SECTION 5.1            Increased Costs...........................................................................22
SECTION 5.2            Change in Rate of Return..................................................................23
SECTION 5.3            Basis for Determining Interest Rate Inadequate or Unfair..................................23
SECTION 5.4            Changes in Law Rendering Certain Loans Unlawful...........................................24
SECTION 5.5            Funding Losses............................................................................24
SECTION 5.6            Right of Banks to Fund Through Other Offices..............................................24
SECTION 5.7            Discretion of Banks as to Manner of Funding...............................................25
SECTION 5.8            Replacement of Banks......................................................................25
SECTION 5.9            Conclusiveness of Statements; Survival of Provisions......................................25
SECTION 5.10           Avoidance of Certain Costs................................................................26

SECTION 6.             COLLATERAL AND OTHER SECURITY.............................................................26

                                        i


SECTION 6.1            Collateral Documents......................................................................26
SECTION 6.2            Pledge of Additional Collateral...........................................................27
SECTION 6.3            Application of Proceeds from Collateral...................................................27
SECTION 6.4            Further Assurances........................................................................28

SECTION 7.             REPRESENTATIONS AND WARRANTIES OF BORROWERS...............................................28
SECTION 7.1            No Conflict...............................................................................28
SECTION 7.2            Validity..................................................................................29
SECTION 7.3            Litigation and Contingent Obligations.....................................................29
SECTION 7.4            Liens.....................................................................................29
SECTION 7.5            Taxes.....................................................................................29
SECTION 7.6            Accuracy of Information...................................................................29
SECTION 7.7            Proceeds..................................................................................29
SECTION 7.8            Securities Laws...........................................................................29
SECTION 7.9            No Default................................................................................30
SECTION 7.10           Organization, etc.........................................................................30
SECTION 7.11           Authorization.............................................................................30
SECTION 7.12           Margin Regulations........................................................................30
SECTION 7.13           Principal Residence.......................................................................31
SECTION 7.14           No Default or Event of Default............................................................31

SECTION 8.             COVENANTS OF BORROWERS....................................................................31
SECTION 8.1            Reports, Certificates and Other Information...............................................31
        8.1.1          Borrower Financials.......................................................................31
        8.1.2          Tax Returns and Reports...................................................................31
        8.1.3          Notice of Default and Litigation..........................................................31
        8.1.4          Collateral Ratio..........................................................................31
        8.1.5          Other Information.........................................................................32
SECTION 8.2            Taxes and Liabilities.....................................................................32
SECTION 8.3            Compliance with Laws......................................................................32
SECTION 8.4            Other Agreements..........................................................................32

SECTION 9.             CONDITIONS AND EFFECTIVENESS OF THIS AGREEMENT............................................32
SECTION 9.1            Receipt of Documents......................................................................32
SECTION 9.2            Additional Conditions.....................................................................34

SECTION 10.            EVENTS OF DEFAULT AND THEIR EFFECT........................................................35
SECTION 10.1           Events of Default.........................................................................35
        10.1.1         NonPayment of Loans, etc..................................................................35
        10.1.2         Bankruptcy, Insolvency, etc...............................................................35
        10.1.3         Defaults Under this Agreement.............................................................36
        10.1.4         Representations and Warranties............................................................36
        10.1.5         Collateral Ratio..........................................................................36
        10.1.6         Defaults under the Conseco Guaranty.......................................................36
        10.1.7         Defaults Under Any of the Other D&O Agreements............................................36
SECTION 10.2           Effect of Event of Default................................................................36

                                       ii

                                                                                                                Page

SECTION 11.            THE AGENT.................................................................................37
SECTION 11.1           Authorization and Action..................................................................37
SECTION 11.2           Liability of the Administrative Agent.....................................................37
SECTION 11.3           Administrative Agent and Affiliates.......................................................38
SECTION 11.4           Bank Credit Decision......................................................................38
SECTION 11.5           Indemnification...........................................................................38
SECTION 11.6           Successor Agent...........................................................................38

SECTION 12.            ASSIGNMENTS AND PARTICIPATIONS............................................................39
SECTION 12.1           Assignments...............................................................................39
SECTION 12.2           Participations............................................................................40
SECTION 12.3           Disclosure of Information.................................................................41
SECTION 12.4           Foreign Transferees.......................................................................41

SECTION 13.            MISCELLANEOUS.............................................................................42
SECTION 13.1           Waivers and Amendments....................................................................42
SECTION 13.2           Failure to Consent........................................................................43
SECTION 13.3           Notices...................................................................................43
SECTION 13.4           Indemnity.................................................................................44
SECTION 13.5           D&O Agreements............................................................................44
SECTION 13.6           Subsidiary References.....................................................................44
SECTION 13.7           Captions..................................................................................44
SECTION 13.8           GOVERNING LAW.............................................................................44
SECTION 13.9           Counterparts..............................................................................45
SECTION 13.10          SUBMISSION TO JURISDICTION; WAIVER OF VENUE...............................................45
SECTION 13.11          Successors and Assigns....................................................................45
SECTION 13.12          Power of Attorney.........................................................................46
SECTION 13.13          No Waiver; Cumulative Remedies............................................................46
SECTION 13.14          WAIVER OF JURY TRIAL......................................................................46

                             SCHEDULES AND EXHIBITS
SCHEDULES

SCHEDULE 1.1      Existing Litigation
SCHEDULE 2.1      Banks and Percentages
SCHEDULE 2.2      Borrower Loan Percentage

EXHIBITS

EXHIBIT A         Form of Note
EXHIBIT B         Form of Notice of Borrowing
EXHIBIT C         Form of Notice of Conversion/Continuation
EXHIBIT D         Form of Pledge Agreement
EXHIBIT E         Form of Conseco Guaranty
EXHIBIT F - 1     Form of Opinion of David K. Herzog, counsel to Conseco

                                      iii




EXHIBIT F - 2     Form of Opinion of Weil, Gotshal & Manges LLP, outside counsel to
                  Conseco
EXHIBIT G         Form of Confidentiality Letter
EXHIBIT H         Form of Assignment Agreement
EXHIBIT I         Funding Loss Formula
EXHIBIT J         Form of CIHC Guaranty
EXHIBIT K         Form of Pledge Agreement (Additional Collateral)
EXHIBIT L         Second Amendment to Collateral Agreement
EXHIBIT M         Form of Subordinated Pledge Agreement Re 1997 Shares
EXHIBIT N         Form of Borrower Acknowledgment and Release
EXHIBIT O         Form of Conseco Officer's Certificate
EXHIBIT P         Form of Subordinated Pledge Agreement Re 1998 Shares
EXHIBIT Q         First Amendment to Collateral Sharing Agreement



                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT is entered into as of November 22, 2000, among the persons listed as borrowers on the signature pages hereto (herein, collectively called the "Borrowers" and each individually, a "Borrower"), the several financial institutions from time to time party to this Agreement (herein, together with any Eligible Assignees thereof, collectively called the "Banks" and each individually, a "Bank"), and THE CHASE MANHATTAN BANK ("Chase"), as administrative agent for the Banks (herein in such capacity, together with any successors thereto in such capacity, called the "Administrative Agent").

                                   Background

                  WHEREAS, the Borrowers, certain other borrowers, the Banks and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 15, 1999, as terminated and replaced by that certain Termination and Replacement Agreement, dated as of May 30, 2000 (as amended or modified through the date hereof, the "Existing Credit Agreement"), whereby the Banks party thereto continued term loans to the borrowers party thereto (including the Borrowers), on the terms and subject to the conditions set forth in the Existing Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Banks agree to make term loans in the principal amount for each Borrower set forth on Schedule
2.2 hereto to refinance the outstanding loans to the Borrowers under the Existing Credit Agreement; and

                  WHEREAS, the Banks are willing, on the terms and conditions hereinafter set forth, to make the term loans to the Borrowers;

                  NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.1 Certain Defined Terms . As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "AC Collateral Agent" shall mean BofA (and its successors) as collateral agent under the AC Pledge Agreement.

                  "AC Pledge Agreement" shall mean the Pledge Agreement (Additional Collateral), substantially in the form of Exhibit K, as the same may be amended, modified, or supplemented from time to time.

                  "AC Pledge Borrowers" shall mean the Borrowers, if any, who have elected to pledge Additional Collateral pursuant to the terms of the Plan.

                  "Additional Collateral" shall mean, for any Borrower, marketable securities pledged by such Borrower to secure the repayment of such Borrower's obligations under the New Credit Agreements Re D&O Loans as required by Conseco pursuant to the Plan.

                  "Administrative Agent" - see Preamble.

                  "Administrative Agent's Office" shall mean 270 Park Avenue, New York, New York 10017, or such other address designated by the Administrative Agent (or any successor agent) to the Borrowers and the Banks from time to time.

                  "Affected Bank" - see Section 5.4.

                  "Affiliate" shall mean, as to any Person, any other Person which, directly or indirectly, owns, holds, controls, is controlled by or is under common control with such Person (including all beneficial control as a trustee, guardian or other fiduciary). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing general partners or managers; or
         (b) to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, membership interests, by contract or otherwise.

                  "Agent Related Persons" shall mean Chase in any agent capacity or any successor agent arising under Section 11.6, together with its respective Affiliates (including, in the case of Chase, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.


                  "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

                  "Appendix" means the Appendix attached to the Revolving Credit Agreement which is hereby incorporated by reference.

                  "Arranger" shall mean Chase Securities Inc., solely in its capacity as arranger.

                  "Assignment Agreement" - see Section 12.1(a).

                  "Bank" or "Banks" - see Preamble.

                  "Base Rate" for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Rate for such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Rate" shall mean, for any day, the rate at which U.S. Dollar deposits with an overnight maturity are offered by Chase in the Federal funds market at 11:00 a.m., New York City time, on such day. Any change in the Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Rate, respectively.

             "Base Rate Loan" shall mean a Loan bearing interest at the Base
         Rate.

             "BofA" shall mean Bank of America, N.A.

             "Borrower" or "Borrowers" - see Preamble.

             "Borrower Acknowledgment and Release" shall mean an Acknowledgment and Release executed and delivered by each Borrower in favor of the Administrative Agent and the Banks, substantially in the form of Exhibit N.

             "Borrower Collateral Percentage" shall mean, as to any Borrower, a fraction, the numerator of which is equal to the principal amount of the Loans to such Borrower then outstanding hereunder and the denominator of which is equal to the aggregate principal amount of the Loans to all Borrowers then outstanding hereunder.

             "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

             "Capitalized Lease Liabilities" shall mean, with respect to any Person, all monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as a capitalized lease, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "C/D Assessment Rate" for any day as applied to any Base Rate Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss. 327.4 (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

                  "C/D Reserve Percentage" for any day as applied to any Base Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

                  "Charges" - see Section 4.5.

                  "Chase" - see Preamble.

                  "CIHC" shall mean CIHC, Incorporated, a Delaware corporation, and a direct wholly owned Subsidiary of Conseco.

                  "CIHC Guaranty" shall mean the Guaranty and Subordination Agreement, dated as of the date hereof, executed and delivered by CIHC and Conseco in favor of the Administrative Agent, for the benefit of the Banks, in substantially the form of Exhibit J, as the same may be amended, modified, or supplemented from time to time.

                  "Closing Date" shall mean the date on which all conditions precedent set forth in Section 9 are satisfied or waived by all Banks or, with respect to any payment to be made hereunder, waived by the Person entitled to receive such payment.

                  "Collateral Agent" see the preamble to the Collateral
         Agreement.

                  "Collateral Agreement" shall mean the Collateral Agreement, dated as of May 30, 2000, made by Conseco and CIHC in favor of the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

                  "Collateral Ratio" shall mean, as to any Borrower, the ratio of (a) the sum of the Loan Value of Direct Collateral of such Borrower plus the Borrower Collateral Percentage of the Loan Value of Indirect Collateral to (b) the aggregate principal amount of the Loans of such Borrower then outstanding.

                  "Collateral Sharing Agreement" shall mean the Collateral Sharing Agreement, dated as of May 30, 2000, among Conseco, CIHC and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

                  "Conseco" shall mean Conseco, Inc., an Indiana corporation.

                  "Conseco Guaranty" shall mean the Guaranty of Conseco, dated as of the date hereof, executed and delivered in favor of the Administrative Agent, for the benefit of the Banks, in substantially the form of Exhibit E, as the same may be amended, modified or supplemented from time to time.

                  "Contingent Obligation" shall mean, without duplication, any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's liability with respect to any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability outstanding thereunder or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof at the time of determination.

                  "Conversion/Continuation Date" shall mean any date on which, under Section 2.3, Conseco (on behalf of the Borrowers) (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

                  "D&O Agreements" shall mean the Existing Credit Agreement, the 1997 D&O Credit Agreement, the September 22, 2000 Agreements, the 1998 D&O Credit Agreement, the New Credit Agreements Re D&O Loans, all other agreements or documents (including, without limitation, guaranties such as (without limitation) the Existing Conseco Guaranty, the Existing CIHC Guaranty, the Conseco Guaranty and the CIHC Guaranty) relating to any of the foregoing, and any reaffirmed, amended, modified or supplemented version of any of the foregoing.

                  "Default"shall mean any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Direct Collateral" shall mean, with respect to any Borrower, all property, assets and/or rights on or in which a Lien is now or hereafter granted by such Borrower to the Administrative Agent (or to any agent, trustee or other party acting on behalf of the Administrative Agent) for the benefit of the Banks, pursuant to the Pledge Agreement, the AC Pledge Agreement, the Subordinated Pledge Agreement Re 1997 Shares, the Subordinated Pledge Agreement Re 1998 Shares, and any other instruments or documents provided for herein or therein or delivered hereunder or thereunder or in connection herewith or therewith.

                  "Dollars"and the sign "$" shall mean lawful money of the United States of America.

                  "Eligible Assignee" shall mean any bank, pension fund, mutual fund, investment fund or other financial institution (other than an insurance company or any Affiliate of an insurance company except those to which the Borrowers consent).

                  "Eurodollar Reserve Percentage" has the meaning specified in the definition of "Offshore Rate."

                  "Event of Default" - see Section 10.1.

                  "Existing CIHC Guaranty" shall mean the Guaranty and Subordination Agreement entered into by CIHC and Conseco dated September 22, 2000 in respect of the Existing Credit Agreement.

                  "Existing Conseco Guaranty" shall mean the Amended and Restated Guaranty dated September 22, 2000 of Conseco with respect to the Existing Credit Agreement.

                  "Existing Credit Agreement" - see first recital.

                  "Existing Litigation" shall mean the litigation described in
         Schedule 1.1 hereto.

                  "Existing Loans" shall mean loans extended to a Borrower by the Banks under the Existing Credit Agreement.

                  "FRB" shall mean the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.


                  "First Amendment to the Collateral Sharing Agreement" shall mean the First Amendment to the Collateral Sharing Agreement, dated as of the date hereof, executed and delivered in favor of the Administrative Agent, for the benefit of the Banks, in substantially the form of Exhibit Q, as the same may be amended, modified or supplemented from time to time.

                  "Funding Loss Formula" has the meaning set forth on Exhibit I.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Hedging Obligations" shall mean obligations in respect of any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

                  "IBOR" has the meaning set forth in the definition of Offshore Rate.

                  "Indebtedness" shall mean, with respect to any Person at any date, without duplication: (a) all obligations of such Person for borrowed money or in respect of loans or advances; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit, whether or not drawn, and bankers' acceptances issued for the account or upon the application or request of such Person; (d) all Capitalized Lease Liabilities of such Person; (e) all Hedging Obligations of such Person; (f) all obligations of such Person to pay the deferred purchase price of property or services which are included as liabilities in accordance with GAAP (other than trade payables entered into in the ordinary course of business on ordinary terms), and all obligations secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements); (g) any obligations described in clauses (a) through (f) above or clause (h) immediately following this clause (g) of a partnership in which such Person is a general partner; and (h) all Contingent Obligations of such Person in connection with the foregoing.

                  "Indemnified Parties" - see Section 13.4.

                  "IndirectCollateral" shall mean any assets of Conseco or CIHC which, as determined by the Administrative Agent in its sole discretion exercised in good faith, shall be deemed to "indirectly secure" the Liabilities pursuant to Regulation U as a result of the negative pledge agreement and/or other covenants of Conseco and CIHC set forth in the Conseco Guaranty.

                  "InterestPayment Date" shall mean, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months (as the case may be) after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

                  "InterestPeriod" shall mean, as to any Offshore Rate Loan, the period commencing on the date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by Conseco (on behalf of the Borrowers) in its Notice of Borrowing or Notice of Conversion/Continuation;

                  provided that:

                       (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                       (b) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                       (c) no Interest Period for any Loan shall extend beyond the Termination Date.

                  "Lending Office" shall mean, with respect to any Bank, any office designated by such Bank in its sole discretion beneath its signature hereto (or in an Assignment Agreement) or otherwise from time to time by written notice to the Borrowers and the Administrative Agent, as a Lending Office for purposes hereunder. A Bank may designate separate Lending Offices for the purposes of making and maintaining Loans.

                  "Liabilities" shall mean, as to any Borrower, all obligations of such Borrower to the Banks or the Administrative Agent, howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due, which arise out of or in connection with this Agreement, the Notes, if any, or the other Loan Documents.

                  "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other priority or preferential arrangement of any kind or nature whatsoever.

                  "Litigation" shall mean any litigation (including, without limitation, any governmental proceeding or arbitration proceeding), tax audit or investigative proceeding, claim, lawsuit, and/or investigation pending or threatened against or involving any Borrower, or Conseco or any of its Subsidiaries or any of its or their businesses or operations.

                  "Loan(s)"shall have the meaning set forth in Section 2.1 and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type of Loan").

                  "Loan Documents" shall mean, collectively, this Agreement, the Notes, if any, the Conseco Guaranty, the Pledge Agreement, the Collateral Agreement, the Collateral Sharing Agreement, the Subordinated Pledge Agreement Re 1997 Shares, the Subordinated Pledge Agreement Re 1998 Shares, the AC Pledge Agreement, the Borrower Acknowledgment and Release, the CIHC Guaranty and any and all other documents or instruments furnished or required to be furnished in connection with any of the foregoing, as the same may be amended or modified in accordance with this Agreement.

                  "Loan Value of Direct Collateral" shall mean, with respect to any Borrower, (a) the current market value of the common stock of Conseco pledged by such Borrower to the Administrative Agent, for the benefit of the Banks, under the Pledge Agreement, plus (b) without duplication, the current market value of any other Direct Collateral constituting Margin Stock pledged by such Borrower to the Administrative Agent, for the benefit of the Banks, under any Loan Document, plus (c) without duplication, the maximum loan value of all Direct Collateral of such Borrower not constituting Margin Stock, it being understood that the maximum loan value of Direct Collateral shall be its good faith loan value (i.e., the value of such Direct Collateral as determined from time to time by the Administrative Agent (with the concurrence of the Required Lenders) exercising sound banking judgment) without regard to such Borrower's assets securing any unrelated transactions. The Administrative Agent and/or the Required Lenders shall have the right at any time in their sole discretion to recompute the Loan Value of Direct Collateral.

                  "Loan Value of Indirect Collateral" shall mean, with respect to any Borrower, the sum of the maximum loan value of Indirect Collateral under Regulation U, after taking into account any other Indebtedness of Conseco directly or "indirectly secured" (as set forth in Regulation U and the interpretations thereof) by the assets of Conseco and CIHC, it being understood that (a) the maximum loan value of Indirect Collateral constituting Margin Stock shall be 50% of its current market value and (b) the maximum loan value of Indirect Collateral not constituting Margin Stock shall be its good faith loan value (i.e., the value of such Indirect Collateral as determined from time to time by the Administrative Agent (with the concurrence of the Required Lenders) exercising sound banking judgment), in each case without regard to Conseco's assets securing any unrelated transactions. Until further notice from the Administrative Agent to the Borrower, the Loan Value of Indirect Collateral shall be deemed to be $478,600,000, it being understood that the Administrative Agent and/or the Required Lenders shall have the right at any time in their sole discretion to recompute the Loan Value of Indirect Collateral.

                  "Margin Stock" shall mean "margin stock" as such term is defined in Regulation U.

                  "Material Adverse Change" or "Material Adverse Effect" shall mean any change, event, action, condition or effect which individually or in the aggregate (a) impairs the validity or enforceability of this Agreement or any other Loan Document, or (b) materially and adversely affects the consolidated business, operations, financial prospects or condition of Conseco and its Subsidiaries taken as a whole, or (c) materially and adversely impairs the ability of any Borrower or Conseco to perform his, hers or its obligations under this Agreement or any of the other Loan Documents to which he, she or it is a party, or (d) materially and adversely affects the perfection or priority of any Lien granted under any of the Loan Documents.

                  "Material Litigation" or "Material Litigation Development" shall mean any Litigation, or development in any Litigation, as the case may be, which (a) seeks to enjoin, prohibit, discontinue or otherwise impacts the validity or enforceability of this Agreement or any of the other Loan Documents or other transactions contemplated hereby or thereby, or (b) could be reasonably expected to have a Material Adverse Effect.

                  "New Credit Agreements Re D&O Loans" shall mean, collectively, this Agreement, the New Credit Agreement Re 1997 D&O Loans, and the New Credit Agreement Re 1998 D&O Loans.

                  "New Credit Agreement Re 1997 D&O Loans" shall mean that certain credit agreement dated as of the date hereof with certain borrowers, certain banks, and BofA, as administrative agent, refinancing certain of the loans under the 1997 D&O Credit Agreement, as the same may be amended, modified or supplemented from time to time.

                  "New Credit Agreement Re 1998 D&O Loans" shall mean that certain credit agreement dated as of the date hereof with certain borrowers, certain banks, and BofA, as administrative agent, refinancing certain of the loans under the 1998 D&O Credit Agreement, as the same may be amended, modified or supplemented from time to time.

                  "1997 D&O Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of August 26, 1997, among certain borrowers, certain banks, and BofA, as administrative agent.

                  "1998 D&O Credit Agreement" shall mean the Credit Agreement, dated as of August 21, 1998, among certain borrowers, certain banks, and BofA, as administrative agent.

                  "Non-Consenting Bank" - see Section 13.2.

                  "Note" shall mean a promissory note, substantially in the form of Exhibit A with blanks appropriately completed in conformity herewith, evidencing the aggregate Loans of the Banks, or any promissory note or promissory notes issued in substitution or replacement therefor.

                  "Notice of Borrowing" shall mean a notice in substantially the form of Exhibit B.

                  "Notice of Conversion/Continuation" shall mean a notice in substantially the form of Exhibit C.

                  "Offshore Rate" shall mean, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent as follows:

                      Offshore Rate = _______________IBOR_______________
                                      1.00  Eurodollar Reserve Percentage

                  Where,


                       "Eurodollar Reserve Percentage" means for any day for any
                  Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                       "IBOR" shall mean the rate of interest per annum
                  (computed for the actual number of days elapsed on the basis of a 360-day year) appearing on Page 3750 of the Telerate Service (or any successor or substitute page of such Service, or any successor to or substitute to such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period, provided that, for Interest Periods shorter than one month, IBOR shall be derived from such source as the Administrative Agent shall reasonably determine.

                  The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "OffshoreRate Loan" shall mean a Loan that bears interest based on the Offshore Rate.

                  "Other D&O Agreements" shall mean any D&O Agreement other than this Agreement.

                  "Percentage" shall mean, relative to any Bank, the percentage set forth opposite such Bank's name on Schedule 2.1 (or set forth in an Assignment Agreement), as such Percentage may be adjusted from time to time pursuant to Assignment Agreement(s) executed by such Bank and its Eligible Assignee and delivered pursuant to Section 12.1.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

                  "Plan" shall mean a plan made available to certain Borrowers by Conseco substantially in the form to be attached as an appendix to the certificate to be delivered pursuant to Section 9.1.15 hereof, as amended, modified or supplemented from time to time, but only to the extent permitted pursuant to the provisions of the pertinent D & O Agreements.

                  "Plan Rights" shall mean any Borrower's rights and interests in and to payments of "Bonus Points" (or any amended or successor payment concept) under the Plan, but expressly excluding any amounts dedicated under the Plan to the payment of any related tax obligations owing or to be owing by such Borrower.

                  "Pledge Agreement" shall mean the Borrower Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit D, as the same may be amended, modified or supplemented from time to time.

                  "Pledged Shares" shall have the meaning as assigned to such term in the Pledge Agreement.

                  "Reaffirmation of Existing CIHC Guaranty" shall mean a writing reaffirming the Existing CIHC Guaranty in form and substance satisfactory to the Administrative Agent, dated as of the date hereof, as the same may be amended, modified, or supplemented from time to time. "Reaffirmation of Existing Conseco Guaranty" shall mean a writing reaffirming the Existing Conseco Guaranty in form and substance satisfactory to the Administrative Agent, dated as of the date hereof, as the same may be amended, modified, or supplemented from time to time.

                  "Regulation "D" and "U" shall mean Regulation D and Regulation U, respectively, or any successor regulation thereto, promulgated by the FRB as from time to time in effect.

                  "Replaced Bank" - see Section 5.8.

                  "Replacement Bank" - see Section 5.8.

                  "Required Banks" shall mean Banks having more than 50% of the aggregate principal amount of the Loans outstanding at such time.

                  "Responsible Officer" shall mean, in the case of any Person, any of the following officers of such Person: the chief executive officer; the president; the chief financial officer; the chief operating officer; the chief investment officer; the general counsel; the secretary; the treasurer or any senior or executive vice president; or, in the case of each such officer, the individual designated by such officer to act on its behalf hereunder. If any of the titles of the preceding officers of such corporate Person are changed after the date hereof, the term "Responsible Officer" shall thereafter mean any officer performing substantially the same functions as are presently performed by one or more of the officers listed in the first sentence of this definition.

                  "Revolving Credit Agreement" shall mean that certain Five-Year Credit Agreement, dated as of September 25, 1998, among Conseco, certain financial institutions, BofA, as agent, First Union National Bank and The Chase Manhattan Bank, as syndication agents, and Morgan Guaranty Trust Company of New York, as documentation agent, as amended by the First Amendment to Five-Year Credit Agreement, dated as of September 22, 2000, as the same may be hereafter amended, modified, or supplemented from time to time.

                  "Second Amendment to the Collateral Agreement" shall mean the Second Amendment to the Collateral Agreement, dated as of the date hereof, executed and delivered in favor of the Administrative Agent, for the benefit of the Banks, in substantially the form of Exhibit L, as the same may be amended, modified or supplemented from time to time.

                  "September 22, 2000 Agreements" shall mean, collectively, that certain Agreement, dated as of September 22, 2000, among Conseco, certain banks, and BofA as administrative agent, relating to the 1997 D&O Credit Agreement, that certain Agreement, dated as of September 22, 2000, among Conseco, certain banks, and BofA as administrative agent, relating to the 1998 D&O Credit Agreement, and that certain Agreement, dated as of September 22, 2000, among Conseco, certain banks, and Chase as administrative agent, relating to the Existing Credit Agreement, as any of the foregoing may be amended, modified or supplemented from time to time.

                  "Significant Subsidiary" shall have the meaning provided in the Revolving Credit Agreement as in effect on the Closing Date.

                  "Subordinated Pledge Agreement Re 1997 Shares" shall mean a Subordinated Pledge Agreement Re 1997 Shares substantially in the form attached as Exhibit M hereto, as the same may be amended, modified or supplemented from time to time.

                  "Subordinated Pledge Agreement Re 1998 Shares" shall mean a Subordinated Pledge Agreement Re 1998 Shares substantially in the form attached as Exhibit P hereto, as the same may be amended, modified or supplemented from time to time.

                  "Subsidiary" shall have the meaning provided in the Revolving Credit Agreement as in effect on the Closing Date.

                  "Substitute Bank" - see Section 13.2.

                  "Taxes" or "Tax" shall mean all taxes of any nature whatsoever and howsoever denominated, including, without limitation, retaliatory, income, premium, withholding, guaranty fund or similar assessments, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any Governmental Authority.

                  "Termination Date" shall mean December 31, 2003.

                  "Termination Event" shall have the meaning as assigned to such term in the pertinent September 22, 2000 Agreement.

                  "Transferee" - see Section 12.3.

                  "Type" or "Type of Loan" has the meaning specified in the definition of "Loan."

                  "UCC" shall mean the Uniform Commercial Code or comparable statute or any successor statutes thereto, as in effect from time to time in the relevant jurisdiction.

                  "United States" and "U.S." each means the United States of America.

                  SECTION 1.2 Other Definitional Provisions . (a) All terms defined in this Agreement shall have the above defined meanings when used in any Loan Document, or any certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall clearly otherwise require.

                  (b) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) The words "amended or modified" when used in any Loan Document shall mean with respect to such Loan Document as from time to time, in whole or in part, amended, modified, supplemented, restated, refinanced, refunded or renewed.

                  (d) In the computation of periods of time in this Agreement from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                  (e) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Administrative Agent merely because of the Administrative Agent's or Banks' involvement in their preparation.

                  SECTION 1.3 Accounting and Financial Determinations . For purposes of this Agreement, unless otherwise specified or the context otherwise requires, all accounting terms used in any Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with GAAP.

                     SECTION 2.THE COMMITMENTS AND THE LOANS

                  Subject to the terms and conditions of this Agreement and relying on the representations and warranties herein set forth:

                  SECTION 2.1 Commitment . Each of the Banks, severally and for itself alone, agrees, on the terms and conditions set forth herein, to make term loans (herein collectively called the "Loans" and individually called a "Loan") to each of the Borrowers in its Percentage of the amounts set forth on Schedule
2.2 on the Closing Date for the sole purpose of refinancing the Existing Loans. The Loans to any Borrower shall be disbursed in accordance with Section 2.2 and once repaid may not thereafter be reborrowed.

                  SECTION 2.2 Procedure for Borrowings . (a) The Loans shall be deemed to have been made to each Borrower upon irrevocable written notice (or by telephone promptly confirmed in writing) of Conseco (on behalf of the Borrowers) delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon (New York City time) (i) three Business Days prior to the Closing Date, in the case of Offshore Rate Loans and (ii) on the Closing Date, in the case of Base Rate Loans, specifying:

                  (i) the Closing Date, which shall be a Business Day and the same Business Day for each Borrower;

                  (ii) the amount of the Loans deemed to have been made to each Borrower, which shall not exceed the aggregate amount set forth on
         Schedule 2.2 for such Borrower;

                  (iii) the Type of Loans being requested; and

                  (iv) with respect to the Loans, if comprised of Offshore Rate Loans, the duration of the Interest Period applicable to such Offshore Rate Loan included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Loans comprised of Offshore Rate Loans, such Interest Period shall be three (3) months.

                  (b) The Administrative Agent will promptly notify each Bank of its receipt of the Notice of Borrowing and of the amount of such Bank's Percentage of the related Loans.

                  (c) Each Bank will make the amount of its Percentage of the Loans available to the Administrative Agent for the account of each Borrower requesting a Loan at the Administrative Agent's Office by 2:00 P.M. (New York City time) on the Closing Date in funds immediately available to the Administrative Agent. The proceeds of each such Loan will be applied to repay in full each Borrower's Existing Loans, notwithstanding receipt by the Administrative Agent of any other directions to the contrary, and such repayment is intended to, and shall, occur simultaneously with the making of the Loans.

                  (d) There may not be more than five (5) Interest Periods in effect for all Loans then outstanding.

                  SECTION 2.3 Conversion and Continuation Elections . (a) Conseco (on behalf of the Borrowers) may, upon irrevocable written notice to the Agent in accordance with Section 2.3(b):

                  (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans into Loans of any other Type; or

                  (ii) elect as of the last day of the applicable Interest Period, to continue any Offshore Rate Loans having Interest Periods expiring on such day;

provided, that if at any time the aggregate amount of Offshore Rate Loans to all Borrowers is reduced, by payment or prepayment, to be less than $5,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of Conseco (on behalf of the Borrowers) to continue such Loans as, or convert such as into, Offshore Rate Loans, as the case may be, shall terminate.

                  (b) Conseco (on behalf of the Borrowers) shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 12:00 Noon (New York City time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                  (A) the proposed Conversion/Continuation Date;

                  (B) the aggregate amount of Loans to be converted or continued;

                  (C) the Type of Loans resulting from the proposed conversion or continuation; and

                  (D) in the case of conversions into Offshore Rate Loans, the duration of the requested Interest Period.

                  (c) If, upon the expiration of any Interest Period applicable to Offshore Rate Loans, Conseco (on behalf of the Borrowers) has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans (and if no Default or Event of Default relating to Conseco is then continuing), Conseco (on behalf of the Borrowers) shall be deemed to have selected the continuation of such Offshore Rate Loans, with the new Interest Period to be identical in length to the expired period. If, upon the expiration of any Interest Period applicable to Offshore Rate Loans, any Default or Event of Default relating to Conseco is then continuing, Conseco (on behalf of the Borrowers) shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Administrative Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by Conseco (on behalf of the Borrowers), the Administrative Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

                  (e) Unless the Required Banks otherwise consent, during the continuance of a Default or Event of Default relating to Conseco, Conseco (on behalf of the Borrowers) may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

                  (f) After giving effect to any conversion or continuation of Loans, unless the Administrative Agent shall otherwise consent, there may not be more than five (5) Interest Periods in effect for all Loans hereunder.

                  SECTION 2.4 Repayment of Loans . Subject to the provisions of Sections 4.1 and 10.2, the Loans of each Bank shall be payable in full (and each Borrower agrees to pay such Loans) on the Termination Date.

                  SECTION 2.5 Loan Accounts; Record Keeping . (a) The Loans made by each Bank shall be evidenced by one or more loan accounts or records maintained by such Bank in the ordinary course of business and the Administrative Agent. The loan accounts or records maintained by the Administrative Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Borrowers and the interest and payments thereon; provided, that in the event of a conflict between information recorded by the Administrative Agent and any Bank as to such Bank's Loans, the records of the Administrative Agent absent manifest error shall control. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligations of any Borrower hereunder or to pay any amount owing with respect to the Loans.

                  (b) The Loans made by the Banks to each Borrower shall, upon the request of the Administrative Agent, be evidenced by a Note executed and delivered by such Borrower payable to the Administrative Agent, for the benefit of the Banks, in an aggregate principal amount equal to the aggregate Loans to such Borrower instead of or in addition to loan accounts. The Administrative Agent shall endorse on the schedules annexed to each Note the amount of each payment of principal made by such Borrower with respect thereto. The Administrative Agent is irrevocably authorized by each Borrower to endorse the Note of such Borrower and the Administrative Agent's record shall be conclusive absent manifest error; provided, however, that the failure of the Administrative Agent to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of any Borrower hereunder or under any such Note to any Bank.

                           SECTION 3.INTEREST AND FEES

                  SECTION 3.1 Interest Rates. With respect to each Loan made to any Borrower hereunder, such Borrower hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the Closing Date of such Loan until such Loan is paid in full as follows:

                  (a) at all times while such Loan or any portion thereof is a Base Rate Loan, at a rate per annum equal to the Base Rate from time to time in effect plus 1.50%.

                  (b) at all times while such Loan or any portion thereof is an Offshore Rate Loan, at a rate per annum equal to the Offshore Rate, plus 2.50%.

                  SECTION 3.2 Default Interest Rate . Notwithstanding the provisions of Section 3.1, in the event that any Default under Section 10.1.2 or any Event of Default shall occur with respect to any Borrower, such Borrower hereby promises to pay, automatically in the case of a Default under Section
10.1.2 or upon demand therefor by the Administrative Agent for any Event of Default (other than pursuant to Section 10.1.2), interest on the unpaid principal amount of the Loans of such Borrower (and interest thereon to the extent permitted by law) for the period commencing on the date of such Default or demand until such Loans are paid in full or such Default or Event of Default is cured or waived in accordance with Sections 10.2 and 13.1 at a rate per annum equal to the applicable interest rate from time to time in effect (but not less than the applicable interest rate as at such date of demand), plus three percent (3%) per annum.

                  SECTION 3.3 Interest Payment Dates . Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 4.1 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and during the continuance of any Event of Default, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Banks. After maturity, accrued interest on the Loans shall be payable on demand.


                  SECTION 3.4 Setting and Notice of Rates . The applicable Offshore Rate shall be determined by the Administrative Agent. Each determination of the applicable Offshore Rate shall be conclusive and binding upon the parties hereto, in the absence of manifest error. If the Administrative Agent is unable to determine such a rate, the provisions of Section 5.3 shall apply. The Administrative Agent shall, upon written request of Conseco (on behalf of the Borrowers) or a Bank, deliver to Conseco (on behalf of the Borrowers) or such Bank a statement showing the computations used by the Administrative Agent in determining any applicable Offshore Rate hereunder.

                  SECTION 3.5 Computation of Interest and Fees . Interest on Offshore Rate Loans shall be computed for the actual number of days elapsed on the basis of a 360-day year, and interest on Base Rate Loans shall be computed for the actual number of days elapsed on the basis of a 365/366-day year. Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrowers and the Banks in the absence of manifest error. Notwithstanding anything contained herein to the contrary interest on the Loans shall not exceed the maximum interest permitted by applicable law.

                       SECTION 4.PAYMENTS AND PREPAYMENTS

                  SECTION 4.1 Prepayments. (a) Mandatory Prepayments. So long as Loans are outstanding, each Borrower shall be obligated to cause all amounts to which such Borrower is entitled under the Plan (other than amounts expressly designated for the payment of taxes relating thereto) to be paid to reduce permanently, on a pro rata basis, such Borrower's obligations under the New Credit Agreements Re D&O Loans. Each Borrower further acknowledges that, so long as Loans are outstanding, any payments made by such Borrower to Conseco on account of any loans made to such Borrower by Conseco to fund the payment of interest on the Existing Loans or the Loans are to be turned over by Conseco and paid to reduce permanently, on a pro rata basis, such Borrower's obligations under the New Credit Agreements Re D&O Loans. So long as Loans are outstanding, each Borrower shall cause all cash dividends declared and paid on the Pledged Shares (as such term is defined in the Pledge Agreement) to be paid in permanent reduction of such Borrower's Loans and other Liabilities. Consistent with, but not in limitation of, the foregoing, each of the Borrowers hereby irrevocably authorizes and directs Conseco to wire transfer to the Administrative Agent any and all such dividends so declared and paid on a quarterly basis so long as the affected Borrower's Liabilities have not been paid in full.

                  (b) Optional Prepayments . Each Borrower may, at any time or from time to time, upon not less than three (3) Business Day's irrevocable written notice with respect to such Borrower's Loans to the Administrative Agent by 12:00 Noon (New York City time), ratably prepay such Loans in whole or in part, in minimum amounts of $10,000 or any integral multiple of $1,000 in excess thereof (unless such Borrower is prepaying the total amount of the Loans then outstanding with respect to such Borrower). Such notice of prepayment shall specify the date, the amount of such prepayment and the Types of Loans to be prepaid. The Administrative Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Percentage of such prepayment. If such notice is given by such Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 5.5.

                  SECTION 4.2 Payments by the Borrowers . (a) All payments to be made by any Borrower hereunder shall be made without setoff, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by such Borrower shall be made to the Administrative Agent for the account of the Banks at the Administrative Agent's Office, and shall be made in Dollars and in immediately available funds, no later than 1:30 P.M. (New York City time) on the date specified herein. The Administrative Agent will promptly distribute to each Bank its Percentage (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 1:30 P.M. (New York City time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of Interest Period, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Administrative Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Banks that such Borrower will not make such payment in full as and when required, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent such Borrower has not made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

                  SECTION 4.3 Sharing of Payments. (a) If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of the Loans (other than pursuant to the terms of Sections 5, 12.1 and 13.2) in excess of its pro rata share (based on its Percentage) of payments and other recoveries obtained by all Banks of the Loans on account of principal of and interest on the Loans, such Bank shall purchase from the other Banks such participation in the Loans as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and each Bank which has sold a participation to the purchasing Bank shall repay to the purchasing Bank the purchase price to the ratable extent of such recovery together with an amount equal to such selling Bank's ratable share (according to the proportion of (i) the amount of such selling Bank's required repayment to the purchasing Bank to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.

                  (b) Each Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to Section 4.3(a) may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.4) with respect to such participation as fully as if such Bank were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a setoff to which this Section 4.3 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.3(b) to share in the benefits of any recovery of such secured claim.

                  SECTION 4.4 Setoff . Each Bank shall, during the continuance of any Event of Default under Section 10.1.1, the continuance of an Event of Default under Section 10.1.2, or, with the consent of the Required Banks, during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Liabilities owing to it (whether or not then due), and (as security for such Liabilities) each Borrower hereby grants to each Bank a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Bank. Any such appropriation and application shall be subject to the provisions of Section 4.3. Each Bank agrees promptly to notify such Borrower and the Administrative Agent after any such setoff and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Bank under this
Section 4.4 are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Bank may have.

                  SECTION 4.5 Net Payments . (a) All payments by any Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, stamp or other Taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, other than Taxes imposed on or measured by any Bank's net income or receipts with respect to payments received hereunder (such nonexcluded items being called "Charges"). In the event that any withholding or deduction from any payment to be made by any Borrower hereunder is required in respect of any Charges pursuant to any applicable law, rule or regulation, then such Borrower will, upon notice from the Bank so affected:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority;

                  (iii) pay to the Administrative Agent for the account of the Banks such additional amount or amounts as are necessary to ensure that the net amount actually received by each Bank will equal the full amount such Bank would have received had no such withholding or deduction been required; and

                  (iv) if any Bank receives a refund in respect of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower (or any Person acting on behalf of such Borrower) has paid additional amounts pursuant to this Section 4.5, it shall promptly repay such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower (or such Person acting on behalf of such Borrower) under this Section 4.5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of such Bank or the Administrative Agent, as the case may be; provided, that such Borrower, upon the request of such Bank or the Administrative Agent, agrees to return such refund (together with any penalties, interest or other charges due in connection therewith to the appropriate taxing authority or other Governmental Authority) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to pay or to return such refund to the relevant taxing authority or other Governmental Authority.

                  (b) Each Bank that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Loans, execute and deliver to the Borrowers, on or about the first scheduled payment date in each calendar year, a United States Internal Revenue Service Form W-BEN, Form W-ECI or Form W-8IMY, as may be applicable (or any successor form), appropriately completed.

                  (c) Notwithstanding anything to the contrary in this Section 4, each Borrower shall not be required to compensate any Bank for Charges pursuant to Section 4(a) to the extent such Bank's compliance with Section 4(b) at the time such Bank becomes a party to this Agreement fails to establish a complete exemption for such Bank from such Charges or to the extent such failure to establish a complete exemption from such Charges thereafter is attributable to the action or inaction of such Bank.

                  (d) Notwithstanding anything to the contrary contained in this
Section 4, to the extent any notice required by Section 4(a) is given by any Bank to any Borrower more than 90 days after such Bank has knowledge of the occurrence of the event giving rise to such Charges, such Bank shall not be entitled to compensation under such Section 4(a) for any such Charges incurred or accruing prior to the giving of such notice to such Borrower.

                  (e) Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 4(a) with respect to such Bank it will, if requested by any Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to take any actions available to it (including the designation of another Lending Office for any Loans affected by such event) with the object of avoiding the consequences of such event; provided that such designation is made on terms that in the reasonable judgment of such Bank cause such Bank and its Lending Office to suffer no economic, legal or regulatory disadvantages.

                  (f) Without prejudice to the survival of any other agreement of the Borrowers hereunder or any other document, the agreements of the Borrowers contained in this Section 4.5 shall survive satisfaction of the Liabilities and termination of this Agreement.

                       SECTION 5.CHANGES IN CIRCUMSTANCES

                  SECTION 5.1 Increased Costs. If (a) Regulation D, or (b) after the Closing Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Lending Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency,

                  (i) shall subject any Bank (or any Lending Office of such Bank) to any tax, duty or other charge or shall change the basis of taxation of payments to any Bank of the principal of, or interest on, any other amounts due under this Agreement in respect of its Loans or its obligation to make Loans (except for changes in the rate of Tax, other than Taxes covered by Section 4.5, measured on the overall gross or net income of such Bank or its Lending Office); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the FRB, but excluding any reserve included in the determination of interest rates pursuant to Section 3), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or any Lending Office of such Bank); or

                  (iii) shall impose on any Bank (or its Lending Office) any other condition affecting its Loans;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) such Bank (or any Lending Office of such Bank) of making or maintaining Offshore Rate Loans to reduce the amount of any sum received or receivable by such Bank (or the Lending Office of such Bank) under this Agreement or under its Loans with respect thereto, then within thirty (30) days after demand by such Bank (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand and the calculation of such additional amount), the relevant Borrowers shall pay directly to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or such reduction. Each Bank shall promptly, but in no event more than ninety (90) days after it has knowledge thereof, notify such Borrower of any event occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 5.1. In the event such notice is not given within the time frame specified in the immediately preceding sentence, such Bank shall not be entitled to compensation under this Section 5.1 for any such additional costs or charges incurred or accruing prior to the giving of such notice to such Borrower.

                  SECTION 5.2 Change in Rate of Return . If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Bank or any Person controlling such Bank, and such Bank reasonably determines that the rate of return on its or such controlling Person's capital as a consequence of the Loans made by such Bank (or any participating interest therein held by such Bank) is reduced to a level below that which such Bank or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case the relevant Borrowers shall, within thirty (30) days after written demand by such Bank to such Borrowers, pay directly to such Bank additional amounts sufficient to compensate such Bank or such controlling Person for such reduction in rate of return. A statement of such Bank as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on such Borrowers. In determining such amount, such Bank may use any method of averaging and attribution that it shall deem reasonably applicable. Each Bank shall promptly, but in no event more than ninety (90) days after it has knowledge thereof, notify such Borrowers of any event occurring after the Closing Date, which will entitle such Bank to compensation pursuant to this Section 5.2. In the event such notice is not given within the time frame specified in the immediately preceding sentence, such Bank shall not be entitled to compensation under this Section 5.2 for any such additional costs or charges incurred or accruing prior to the giving of such notice to such Borrower.

                  SECTION 5.3 Basis for Determining Interest Rate Inadequate or Unfair . If with respect to any Interest Period:

                  (a) deposits in Dollars (in the applicable amounts) are not being offered to the Administrative Agent in the offshore dollar interbank market for such Interest Period, or the Administrative Agent otherwise determines (which determination shall be conclusive and binding on all parties) that by reason of circumstances affecting the offshore dollar interbank market adequate and reasonable means do not exist for ascertaining the applicable Offshore Rate; or

                  (b) any Bank advises the Administrative Agent that the Offshore Rate as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Bank of maintaining or funding such Loan for such Interest Period, or that the making or funding of Offshore Rate Loans has become impracticable as a result of an event occurring after the Closing Date which in the opinion of such Bank materially changes such Loans; then, so long as such circumstances shall continue:

                  (i) the Administrative Agent shall promptly notify Conseco (on behalf of the Borrowers) and the Banks thereof,

                  (ii) no Bank shall be under any obligation to make or continue or convert into Offshore Rate Loans so affected, and

                  (iii) on the last day of the then current Interest Period for Offshore Rate Loans so affected, such Offshore Rate Loans shall, unless then repaid in full, automatically convert to Base Rate Loans.

                  SECTION 5.4 Changes in Law Rendering Certain Loans Unlawful . In the event that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it unlawful for a Bank or the Lending Office of such Bank ("Affected Bank") to make, maintain or fund Offshore Rate Loans, then (a) the Affected Bank shall promptly notify each of the other parties hereto, (b) the obligation of all Banks to make or continue or convert into Offshore Rate Loans or make Offshore Rate Loans made unlawful for the Affected Bank shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness, and (c) on the last day of the current Interest Period for Offshore Rate Loans (or, in any event, if the Affected Bank so requests, on such earlier date as may be required by the relevant law, regulation or interpretation), the Offshore Rate Loans shall, unless then repaid in full, automatically convert to Base Rate Loans.

                  SECTION 5.5 Funding Losses . Each Borrower hereby agrees that upon demand by any Bank to the Administrative Agent (which demand shall be made within three (3) Business Days after receipt of notice of any payment or proposed payment by such Borrower under this Agreement giving rise to indemnification under this Section 5.5 and shall be accompanied by a statement setting forth in reasonable detail using the Funding Loss Formula set forth in
Exhibit I) such Borrower will indemnify such Bank against any loss or expense which such Bank may sustain or incur (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain Offshore Rate Loans), as reasonably determined by such Bank, as a prepayment or conversion of any Offshore Rate Loans of such Bank on a date other than the last day of an Interest Period for such Offshore Rate Loan, or (b) any failure of such Borrower to borrow Offshore Rate Loans on the date of any Borrowing set forth in any Notice of Borrowing or (c) any failure of such Borrower to convert or continue any portion of the Loans as Offshore Rate Loans on a date specified therefor in the Notice of Continuation/Conversion delivered pursuant to this Agreement. For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

                  SECTION 5.6 Right of Banks to Fund Through Other Offices . Each Bank may, if it so elects, fulfill its commitment as to any Offshore Rate Loans by causing any of its Lending

Offices to make such Offshore Rate Loans; provided, that in such event for the purposes of this Agreement, such Loan shall be deemed to have been made by such Bank and the obligation of the Borrower to repay such Offshore Rate Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Offshore Rate Loan, for the account of such branch or affiliate.

                  SECTION 5.7 Discretion of Banks as to Manner of Funding . Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Offshore Rate Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Offshore Rate, as the case may be, for such Interest Period.

                  SECTION 5.8 Replacement of Banks . If any Bank shall (i) become affected by any of the changes or events described in Section 4.5, 5.1, 5.2, 5.3(b), or 5.4 above and such Bank shall petition the relevant Borrowers for any increased cost or amounts thereunder or (ii) become insolvent and its assets become subject to a receiver, liquidator, trustee, custodian or such other Person having similar powers (any such Bank, in either instance, being hereinafter referred to as a "Replaced Bank"), then in each such case, Conseco (on behalf of the Borrowers) may, upon at least five (5) Business Days' notice to the Administrative Agent and such Replaced Bank, designate a replacement bank (a "Replacement Bank") acceptable to the Administrative Agent in its reasonable discretion, to which such Replaced Bank shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the relevant Borrowers and the Replaced Bank) of all amounts owed to such Replaced Bank under
Section 4.5, 5.1, 5.2, 5.3(b), or 5.4 above, assign all (but not less than all) of its rights, obligations, Loans and Commitment hereunder and execute an Assignment Agreement with such Replacement Bank; provided, that all Liabilities (except Liabilities which by the terms hereof survive the payment in full of the Loans and termination of this Agreement) due and payable to the Replaced Bank shall be paid in full as of the date of such assignment. Upon any assignment by any Bank pursuant to this Section 5.8 becoming effective, the Replacement Bank shall thereupon be deemed to be a "Bank" for all purposes of this Agreement and such Replaced Bank shall thereupon cease to be a "Bank" for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Sections 4.5, 5.1, 5.2, 5.5, 11.5 and 13.4, and Sections 7.1 and 7.2 of the Conseco Guaranty while such Replaced Bank was a Bank). Notwithstanding any Replaced Bank's failure or refusal to assign its rights, obligations and Loans under this Section 5.8, the Replaced Bank shall cease to be a "Bank" for all purposes of this Agreement and the Replacement Bank substituted therefor upon payment to the Replaced Bank by the Replacement Bank of all amounts set forth in this Section 5.8 without any further action of the Replaced Bank.

                  SECTION 5.9 Conclusiveness of Statements; Survival of Provisions . Determinations and statements of the Administrative Agent or any Bank pursuant to Sections 5.1, 5.2, 5.3, 5.4 and Section 5.5 shall be conclusive absent demonstrable error. The provisions of Sections 5.1, 5.2, 5.5 and this
Section 5.9 shall survive termination of this Agreement.

                  SECTION 5.10 Avoidance of Certain Costs . The Administrative Agent and each Bank agrees that, notwithstanding the provisions of Sections 5.1-5.4 hereof to the contrary, the Administrative Agent and each Bank shall take reasonable actions available to it (including designation of a different Lending Office), consistent with legal and regulatory restrictions, that will avoid the need to take the steps described in any such Section, which will not, in the reasonable judgment of the Administrative Agent or any such Bank, be disadvantageous to the Administrative Agent or such Bank.

                     SECTION 6.COLLATERAL AND OTHER SECURITY

                  SECTION 6.1 Collateral Documents . Concurrently with or prior to the Closing Date:

                  (a) Pledge Agreement (Conseco Stock). The Borrowers shall execute and deliver to the Administrative Agent, for the benefit of the Banks, the Pledge Agreement, whereby each of the Borrowers shall pledge all of the issued and outstanding common stock of Conseco owned by each Borrower and acquired with the proceeds of the Existing Loans and shall direct the administrative agent under the Existing Credit Agreement to deliver to the Administrative Agent all stock certificates pledged pursuant thereto and all related stock powers.

                  (b) Conseco Guaranty. Conseco shall execute and deliver to the Administrative Agent the Conseco Guaranty, covering the payment and performance of all of the Liabilities.

                  (c) CIHC Guaranty. CIHC shall execute and deliver to the Administrative Agent the CIHC Guaranty, covering the payment and performance of all the Liabilities.

                  (d) Reaffirmation of Existing Conseco Guaranty. Conseco shall execute and deliver to the Administrative Agent the Reaffirmation of Existing Conseco Guaranty.

                  (e) Reaffirmation of Existing CIHC Guaranty. CIHC shall execute and deliver to the Administrative Agent the Reaffirmation of Existing CIHC Guaranty.

                  (f) Subordinated Pledge Agreement Re 1997 Shares. A Subordinated Pledge Agreement Re 1997 Shares, executed by the pledgors thereunder, and acknowledged by the administrative agent under the New Credit Agreement Re 1997 Loans, shall be delivered to BofA as administrative or collateral agent.

                  (g) Subordinated Pledge Agreement Re 1998 Shares. A Subordinated Pledge Agreement Re 1998 Shares, executed by the pledgors thereunder, and acknowledged by the administrative agent under the New Credit Agreement Re 1998 Loans, shall be delivered to BofA as administrative or collateral agent.

                  (h) Second Amendment to the Collateral Agreement. Conseco and CIHC shall execute and deliver to the Administrative Agent the Second Amendment to the Collateral Agreement.

                  (i) First Amendment to the Collateral Sharing Agreement. Conseco and CIHC shall execute and deliver to the Administrative Agent the First Amendment to the Collateral Sharing Agreement.

                  SECTION 6.2 Pledge of Additional Collateral . On or before December 31, 2000 (or such later date as permitted to any AC Pledge Borrowers to pledge Additional Collateral pursuant to the provisions of the Plan), the AC Pledge Borrowers, if any, shall grant to the AC Collateral Agent, for the benefit of the banks under New Credit Agreements Re D&O Loans, a first, perfected security interest in the Additional Collateral. Specifically, on or before such date, the AC Collateral Agent shall have received: (i) the AC Pledge Agreement, (ii) all stock certificates pledged pursuant thereto, (iii) appropriate stock powers for such shares endorsed in blank, (iv) appropriate evidence of the perfection and first priority of such collateral agent's Lien, including UCC financing statements and/or registration or acknowledgments of the Lien of such collateral agent on any applicable brokerage account of each AC Pledge Borrower, and (v) a certificate from Conseco, in form reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer, identifying the AC Pledge Borrowers by name and describing the Additional Collateral to be pledged by each such Borrower. Consistent with (but not in limitation of) the foregoing and the other provisions of this Agreement and the other Loan Documents, (a) the delivery of any Additional Collateral to the AC Collateral Agent, to be held and disposed of pursuant to the provisions of the AC Pledge Agreement, shall constitute a collateral pledge of such property and shall not constitute a paydown on the Loans or otherwise entitle the AC Pledge Borrower to any reduction in the amount of such Borrower's Loans unless and until the AC Collateral Agent disposes of such property and applies the proceeds thereof as provided pursuant to the provisions of the AC Pledge Agreement, (b) none of the AC Collateral Agent, the Administrative Agent, and the Banks shall have or otherwise incur any liability in favor of the AC Pledge Borrower, Conseco, or any other Person with respect to the AC Pledge Agreement and/or the Additional Collateral except solely to the extent expressly set forth in the AC Pledge Agreement, and (c) consistent with (but not in limitation of) the preceding clause (b), the AC Pledge Borrowers and Conseco shall bear (and thus reimburse the AC Collateral Agent promptly for) any and all reasonable costs and expenses of the AC Collateral Agent's accepting, maintaining, and realizing on the pledge of the Additional Collateral. If there are to be no AC Pledge Borrowers, on or before December 31, 2000, Conseco shall provide the Administrative Agent with a certificate to such effect, signed by a Responsible Officer. If on or before such date, there are no AC Pledge Borrowers but, pursuant to the provisions of the Plan, such deadline has been extended as to various Borrowers, such certificate shall identify such Borrowers and the extended deadlines as to such Borrowers.

                  SECTION 6.3 Application of Proceeds from Collateral . As to each Borrower, all proceeds received by the Administrative Agent from the sale or disposition of any of the Direct Collateral furnished by such Borrower pursuant to this Agreement or Indirect Collateral furnished by Conseco pursuant to the Conseco Guaranty shall be applied by the Administrative Agent in the following order after receipt thereof:

                  First: to the payment of all of the reasonable costs and expenses of the Administrative Agent in connection with (a) the administration, sale or disposition of such Direct Collateral or Indirect Collateral, as the case may be, and (b) the administration and enforcement of this Agreement and the other Loan Documents, to the extent that such costs and expenses shall not have been reimbursed to the Administrative Agent and relate to such Borrower's Loans;

                  Second: to the payment in full of all accrued and unpaid interest on the Loans of such Borrower, then to the payment in full of all unpaid principal of the Loans of such Borrower, and then to any remaining Liabilities of such Borrower;

                  Third: the balance, if any, of such proceeds shall be paid to such Borrower, to such Borrower's heirs and assigns, or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, (x) the proceeds of the Additional Collateral shall be applied as set forth in the AC Pledge Agreement, (y) the proceeds of any collateral pledged pursuant to the Subordinated Pledge Agreement Re 1997 Shares shall be applied as set forth therein, and (z) the proceeds of the Subordinated Pledge Agreement Re 1998 Shares shall be applied as set forth therein.

                  SECTION 6.4 Further Assurances . Each Borrower agrees that upon request of the Administrative Agent (a) such Borrower shall promptly deliver or cause to be delivered to the Administrative Agent, in due form for transfer, all chattel paper, instruments, securities and documents of title, if any, at any time representing all or any of the Direct Collateral, and (b) such Borrower shall forthwith execute and deliver or cause to be executed and delivered to the Administrative Agent, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary by the Administrative Agent), such further assignment agreements, security agreements, pledge agreements, instruments, consents, waivers, financing statements, stock or bond powers, searches, releases, and other documents, and do such other acts and things, all as the Administrative Agent may from time to time reasonably request to establish and maintain to the satisfaction of the Administrative Agent a valid perfected Lien on all Direct Collateral (free of all other Liens except those permitted pursuant to Section
7.4 hereof) to secure payment of the Liabilities.


              SECTION 7.REPRESENTATIONS AND WARRANTIES OF BORROWERS

                  To induce the Administrative Agent and the Banks to enter into this Agreement and to make the Loans hereunder, each Borrower represents and warrants to the Administrative Agent and to each of the Banks that:

                  SECTION 7.1 No Conflict . The execution, delivery and performance by such Borrower of this Agreement and the other Loan Documents to which such Borrower is a party does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation applicable to such Borrower, (b) contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on such Borrower (including, without limitation, any writ, judgment, injunction or other similar court order) or (c) result in the creation or imposition of or the obligation to create or impose any Lien upon any of the property or assets of such Borrower (except for (i) the Lien of the Administrative Agent pursuant to the Pledge Agreement, (ii) the Liens under any subordinated pledge agreements in favor of the administrative agent under any Other D&O Agreement, and (iii) the Lien of the AC Collateral Agent under the AC Pledge Agreement.

                  SECTION 7.2 Validity . This Agreement and the other Loan Documents to which such Borrower is a party constitute or upon execution and delivery will constitute the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and (b) general equitable principles, including without limitation, concepts of good faith and fair dealing, materiality, fraudulent transfer and reasonableness (regardless of whether considered in a proceeding in equity or at law).

                  SECTION 7.3 Litigation and Contingent Obligations . No Material Litigation, other than the Existing Litigation, is pending as to such Borrower or, to the best of such Borrower's knowledge, threatened as to such Borrower, and such Borrower has no material Contingent Obligations.

                  SECTION 7.4 Liens . None of the Direct Collateral pledged by such Borrower is subject to any Lien (except for (a) the Lien of the Administrative Agent pursuant to the Pledge Agreement, (b) the Liens under any subordinated pledge agreement in favor of the administrative agent under any Other D&O Agreement, and (c) the Lien of the AC Collateral Agent under the AC Pledge Agreement). Such Borrower shall not be able or entitled to grant any Liens in favor of any Person in and to the Plan Rights.

                  SECTION 7.5 Taxes . Such Borrower has filed all material federal and state tax returns and related reports required by law to have been filed by such Borrower and has paid Taxes thereby shown to be owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and Taxes with respect to which the failure to pay could not reasonably be expected to have a Material Adverse Effect. There is no ongoing audit or, to the best of such Borrower's knowledge, other governmental investigation of the tax liability of such Borrower and there is no unresolved claim by a taxing authority concerning such Borrower's tax liability, for any period for which returns have been filed or were due.

                  SECTION 7.6 Accuracy of Information . All factual information furnished as of the Closing Date by or on behalf of such Borrower in writing to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information furnished after the Closing Date by or on behalf of such Borrower to the Administrative Agent or any Bank will be, true and accurate in every material respect on the date as of which such information is dated or certified and, except as such information speaks solely as of a particular date, such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

                  SECTION 7.7 Proceeds . The proceeds of the Loans will be used solely to refinance the loans of such Borrower under the Existing Credit Agreement.

                  SECTION 7.8 Securities Laws . Neither such Borrower nor, to the best of such Borrower's knowledge, any of its Affiliates, nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Loans or any other Liabilities for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to, any Person that would subject the making of the Loans or any other Liabilities to registration under the Securities Act of 1933, as amended.

                  SECTION 7.9 No Default. Such Borrower is not in default under any agreement or instrument to which such Borrower is a party or by which any of its properties or assets is bound or affected, which default could reasonably be expected to have a Material Adverse Effect.

                  SECTION 7.10 Organization, etc. Each Borrower (other than any Borrower which is an individual) is a corporation, partnership or irrevocable trust duly organized, validly existing and, with respect to any corporation or partnership, in good standing under the laws of the state of its incorporation or formation and each corporate or partnership Borrower is duly qualified to transact business as a foreign corporation or partnership authorized to do business in each jurisdiction where the nature of its business makes such qualification necessary and failure to so qualify could reasonably be expected to have a Material Adverse Effect.

                  SECTION 7.11 Authorization. Each Borrower (other than any Borrower which is an individual) (a) has the power to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, and
(b) has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the other Loan Documents to which it is a party.

                  SECTION 7.12 Margin Regulations. (a) None of the obligations of such Borrower to Conseco is or will be secured, directly or indirectly, by Margin Stock;

                  (b) Neither Conseco nor any third party acting on behalf of Conseco has taken or will take possession of such Borrower's Margin Stock to secure, directly or indirectly, any of the obligations of such Borrower to Conseco;

                  (c) Conseco does not and will not have any right to prohibit such Borrower from selling, pledging, encumbering or otherwise disposing of any Margin Stock owned by such Borrower so long as the Conseco Guaranty is in effect or any of the obligations of such Borrower or the obligations of Conseco under the this Agreement, the Conseco Guaranty or any of the Loan Documents remain outstanding;

                  (d) Such Borrower has not granted and will not grant Conseco or any third party acting on behalf of Conseco the right to accelerate repayment of any of the obligations under this Agreement of such Borrower if any of the Margin Stock owned by such Borrower is sold by such Borrower or otherwise; and

                  (e) There is no agreement or other arrangement between such Borrower and Conseco or any third party acting on behalf of Conseco (and no such agreement or arrangement shall be entered into so long as this Agreement or the Conseco Guaranty is in effect or any of the obligations of such Borrower or the obligations of Conseco under the Conseco Guaranty or any of the Loan Documents remain outstanding) under which the Margin Stock of such Borrower would be made more readily available as security to Conseco than to other creditors of such Borrower.

                  SECTION 7.13 Principal Residence. The address set forth on each Borrower's signature page hereof correctly sets forth such Borrower's place of principal residence. Each Borrower shall promptly (but in no event later than thirty days after changing such principal place of residence) inform the Administrative Agent of any and each change in such Borrower's principal place of residence and provide the Administrative Agent with the Borrower's new, correct address.

                  SECTION 7.14 No Default or Event of Default. No Default or Event of Default as to such Borrower shall exist on the date of the execution and delivery of this Agreement on the Closing Date.

                        SECTION 8.COVENANTS OF BORROWERS

                  Each Borrower agrees that, on and after the Closing Date and for so long thereafter as any of the Liabilities remain unpaid or outstanding (except Liabilities which by the terms hereof survive the payment in full of the Loans and termination of this Agreement), such Borrower will:

                  SECTION 8.1 Reports, Certificates and Other Information . Unless otherwise provided herein, furnish or cause to be furnished to the Administrative Agent and each Bank:

                  8.1.1 Borrower Financials. Upon the request of the Administrative Agent, a financial statement of such Borrower in a form acceptable to the Required Banks;

                  8.1.2 Tax Returns and Reports. If requested by the Administrative Agent or the Required Banks, copies of all federal, state, local and foreign Tax Returns and Reports filed by such Borrower;

                  8.1.3 Notice of Default and Litigation. Promptly upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by such Borrower with respect thereto:

                       (a) the occurrence of a Default;

                       (b) the institution of any Material Litigation or the
                 occurrence of any Material Litigation Development as to such Borrower;

                       (c) the commencement of any dispute which might
                 reasonably be expected to lead to the material modification, transfer, revocation, suspension or termination of any Loan Document; or

                       (d) any Material Adverse Change as to such Borrower;

                  8.1.4 Collateral Ratio. Upon the request of the Administrative Agent or the Required Banks, cause Conseco (on behalf of the Borrowers) to provide to the Administrative Agent, for the benefit of the Banks, a computation of the Collateral Ratio certified by its chief financial officer or a senior vice president with responsibility for or knowledge of financial matters of Conseco. Nothing contained in this Section 8.1.4 shall be deemed to limit in any way whatsoever the Administrative Agent's right, on behalf of the Banks, to calculate the Loan Value of Direct Collateral or the Loan Value of Indirect Collateral or the Collateral Ratio at any time it deems appropriate or necessary. If after making such calculation, the Administrative Agent or the Required Banks determine that the amount of such Collateral Ratio is different from the Collateral Ratio most recently provided by Conseco or the Administrative Agent, as the case may be, the Administrative Agent shall deliver written notice of such amount to Conseco (on behalf of the Borrowers); provided that the Administrative Agent's failure to deliver such notice shall not prejudice the rights of the Administrative Agent and the Banks or the obligations of the Borrowers under this Agreement or the other Loan Documents; and

                  8.1.5 Other Information . From time to time, such other information concerning such Borrower as the Administrative Agent or a Bank may reasonably request.

                  SECTION 8.2 Taxes and Liabilities . Pay when due all of his, her or its Taxes and other material liabilities, except as contested in good faith and by appropriate proceedings and except Taxes with respect to which the failure to pay could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 8.3 Compliance with Laws . Comply with all federal, state and local laws, rules and regulations related to such Borrower, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 8.4 Other Agreements . Not enter into any agreement containing any provision which (a) would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by such Borrower hereunder or in connection herewith, (b) prohibits or restricts the ability of such Borrower to amend or otherwise modify this Agreement, any other Loan Document or any other document executed in connection herewith or (c) constitutes an agreement to a limitation or restriction of the type described in clauses (a) and (b) with respect to any other Indebtedness.

                     SECTION 9. CONDITIONS AND EFFECTIVENESS
                                OF THIS AGREEMENT

                  The obligation of the Banks to make the Loans and the effectiveness of this Agreement is subject to the performance by a Borrower of all of the obligations under this Agreement and to the satisfaction of the following conditions precedent:

                  SECTION 9.1 Receipt of Documents . Prior to or concurrent with the making of the Loans, the Administrative Agent shall have received all of the following, each, except to the extent otherwise specified below, duly executed by such Borrower dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent, each in sufficient number of signed counterparts or copies to provide one for each Bank and the Administrative Agent:

                  9.1.1 If requested by the Administrative Agent, an appropriately completed Note from each Borrower, payable to the order of the Administrative Agent evidencing the aggregate Loans to such Borrower;

                  9.1.2 The Pledge Agreement;

                  9.1.3 The Administrative Agent's receipt of all shares of common stock of Conseco owned by each Borrower which have been purchased with proceeds of the Existing Loans or any of the foregoing relating thereto as required by the Pledge Agreement, together with appropriate stock powers for such shares endorsed in blank and/or other appropriate evidence of the perfection of the Administrative Agent's Lien, including UCC financing statements and/or registrations or acknowledgments of the Lien of the Administrative Agent on any applicable brokerage account of each Borrower;

                  9.1.4 The Conseco Guaranty, together with the documents provided in Article V thereof;

                  9.1.5 The CIHC Guaranty;

                  9.1.6 The Reaffirmation of the Existing Conseco Guaranty;

                  9.1.7 The Reaffirmation of the Existing CIHC Guaranty;

                  9.1.8 The Subordinated Pledge Agreement Re 1997 Shares, executed by the pledgors thereunder, and acknowledged by the administrative agent under the New Credit Agreement Re 1997 Loans;

                  9.1.9 The Subordinated Pledge Agreement Re 1998 Shares, executed by the pledgors thereunder, and acknowledged by the administrative agent under the New Credit Agreement Re 1998 Loans;

                  9.1.10 The Borrower Acknowledgment and Release executed by each Borrower;

                  9.1.11 The Second Amendment to the Collateral Agreement;

                  9.1.12 The First Amendment to the Collateral Sharing
         Agreement;

                  9.1.13 An opinion of David K. Herzog, counsel of Conseco and CIHC, substantially in the form of Exhibit F-1, and addressing such other legal matters as the Administrative Agent may reasonably require;

                  9.1.14 An opinion of Weil, Gotshal & Manges LLP, outside counsel to Conseco and CIHC, substantially in the form of Exhibit F-2, and addressing such other legal matters as the Administrative Agent may reasonably require;

                  9.1.15 Certified copies of each material consent, license and approval required in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Loan Documents; such consents, licenses and approvals shall be in full force and effect, shall be reasonably satisfactory in form and substance to the Administrative Agent and shall be all of the material consents required to be obtained or made on or before the consummation of the financing contemplated by this Agreement;

                  9.1.16 A certificate of Conseco in the form attached as Exhibit O hereto;

                  9.1.17 Schedules and Exhibits satisfactory to the Administrative Agent and the Banks;

                  9.1.18 Evidence satisfactory to the Administrative Agent of compliance by each Borrower and Conseco with Regulation U in connection with the financing transactions contemplated hereby;

                  9.1.19 Evidence of each filing, registration or recordation (and payment of any necessary fee, Tax or expense relating thereto) with respect to each document (including, without limitation, any UCC financing statement) required by the Loan Documents or under law or requested by the Administrative Agent to be filed, registered or recorded in order to create, in favor of the Administrative Agent, for the benefit of the Banks a valid perfected Lien on all Direct Collateral (free of all other Liens other than the junior and subordinate Liens to be granted to the administrative agents under the Other D&O Agreements) other than UCC financing statements to be filed in connection with the Loan Documents which will be delivered for filing on the Closing Date;

                  9.1.20 Evidence satisfactory to the Administrative Agent that each of the Loan Documents has been duly executed and delivered and is in full force and effect without modification;

                  9.1.21 Certified copies of any indemnification or similar agreements or arrangements between any Borrower and Conseco relating to the reimbursement by such Borrower of any payments made by Conseco under the Conseco Guaranty; and

                  9.1.22 A Federal Reserve Form U-1 for the benefit of the Banks, duly executed by each Borrower, the statements made in which shall be such, in the opinion of the Administrative Agent, as to permit the transactions contemplated by this Agreement in accordance with Regulation U.

                  SECTION 9.2 Additional Conditions . The obligation of the Banks to make Loans to any Borrower hereunder is subject to the following further conditions precedent:

                  9.2.1 The Administrative Agent shall have received a duly executed Notice of Borrowing;

                  9.2.2 No Default exists or will result from the making of the Loans, and no Event of Default (as defined under the Revolving Credit Agreement) has occurred and is continuing; provided, however, that a Default relating solely to another Borrower will not relieve the Banks of their obligations to make Loans to other Borrowers subject to the satisfaction of the other provisions of this Agreement.

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                                                                              35

                  9.2.3 The representations and warranties of and as to such Borrower contained in Section 7, and the representations and warranties of Conseco contained in Article III of the Conseco Guaranty, are true and correct in all material respects with the same effect as though made on the Closing Date, except, to the extent that any such representations and warranties relate expressly to an earlier date, such representations and warranties shall have been true and correct in all material respects as of such earlier date;

                  9.2.4 No Material Litigation exists other than the Existing Litigation;

                  9.2.5 No Material Adverse Change has occurred with respect to Conseco or CIHC since September 22, 2000;

                  9.2.6 The Collateral Ratio for such Borrower, after giving effect to such Loan, is at least 2.0 to 1.0; and

                  9.2.7 Conseco shall have paid all accrued and unpaid fees, costs and expenses, including reasonable attorney's fees and costs, with respect to all credit arrangements with the Administrative Agent.

                  SECTION 10.EVENTS OF DEFAULT AND THEIR EFFECT

                  SECTION 10.1 Events of Default . An "Event of Default" shall exist with respect to a Borrower if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

                  10.1.1 NonPayment of Loans, etc.

                       (a) Default by such Borrower in the payment or prepayment
                  when due of any principal on the Loans made to such Borrower, or

                       (b) Default by such Borrower in the payment within five
                  (5) days of when due of any interest on the Loans made to such Borrower or any other amount owing by such Borrower pursuant to this Agreement.

                  10.1.2 Bankruptcy, Insolvency, etc. Such Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or such Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for such Borrower or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for such Borrower or for a substantial part of the property of such Borrower and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or similar insolvency law is commenced in respect of such Borrower and if such case or proceeding is not commenced by such Borrower, it is consented to or acquiesced in by such Borrower or remains for sixty (60) days undismissed.

                  10.1.3 Defaults Under this Agreement . Failure by such Borrower to comply with or perform any of the covenants or agreements of such Borrower set forth in this Agreement or the other Loan Documents applicable to such Borrower (other than those constituting an Event of Default under any of the other provisions of this Section 10) and continuance of such failure for thirty (30) days with respect to such Borrower, in each case after notice thereof to such Borrower from the Administrative Agent.

                  10.1.4 Representations and Warranties . Any representation or warranty made by such Borrower in any of the Loan Documents is false or misleading in any material respect as of the date hereof or as of the date hereafter certified, or any schedule, certificate, financial statement, report, notice, or other writing furnished by such Borrower to the Administrative Agent or any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

                  10.1.5 Collateral Ratio . The Collateral Ratio for such Borrower is less than 1.5 to 1.0.

                  10.1.6 Defaults under the Conseco Guaranty . An event of default shall have occurred and be continuing under the Conseco Guaranty.

                  10.1.7 Defaults Under Any of the Other D&O Agreements . An Event of Default or Termination Event in respect of Conseco, any of its Subsidiaries or such Borrower shall have occurred and be continuing under any of the Other D&O Agreements.

                  SECTION 10.2 Effect of Event of Default . If any Event of Default described in Section 10.1.2 shall occur and be continuing, all Liabilities of such Borrower, or if any Event of Default under subsection (f) or
(g) of Section 5.01 of the Appendix (as such term is defined in the Conseco Guaranty), made applicable to Conseco, CIHC or any other Significant Subsidiary pursuant to Sections 10.1.6 and 10.1.7 hereof, shall occur and be continuing as to Conseco or CIHC, all Liabilities of all Borrowers, shall become immediately due and payable, all without presentment, demand, protest or notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may (or shall, upon the written request of the Required Banks) declare all Liabilities with respect to such Borrower, or if such Event of Default relates to Conseco or CIHC, all Liabilities of all Borrowers, to be due and payable, whereupon all Liabilities with respect to such Borrower or all Borrowers, as the case may be, shall become immediately due and payable, all without presentment, demand, protest or notice of any kind. The Administrative Agent shall promptly advise such Borrower or all Borrowers, as the case may be, and each Bank of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing or any provision of Section 13.1, the effect of an Event of Default of any event described in Section 10.1.2 may be waived by the written concurrence of the Banks holding 100% of the aggregate unpaid principal amount of the Loans, and the effect as an Event of Default of any other event described in this Section 10 may be waived as provided in
Section 13.1. In any such circumstance where the Liabilities of any Borrower or all Borrowers (as the case may be) have become immediately due and payable, whether automatically or upon any such declaration (as the case may be), the Administrative Agent may (or shall, upon the written request of the Required Banks) exercise or not exercise, as it deems appropriate, on behalf of itself and the Banks, any and all other rights and remedies available (including after taking into account, as to Conseco and CIHC only, the restrictions set forth in Sections 2.1 and 6.1 of the Conseco Guaranty) to it and the Banks under the Loan Documents and/or applicable law against such Borrower or all Borrowers or any combination thereof (as the case may be), Conseco and/or CIHC and their respective property.

                              SECTION 11.THE AGENT

                  SECTION 11.1 Authorization and Action . Each Bank hereby appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers to the extent provided herein or in any document or instrument delivered hereunder or in connection herewith, together with such other action as may be reasonably incidental thereto. As to matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of this Agreement or any other Loan Document) the Administrative Agent shall not be required to exercise any discretion, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks and such instructions shall be binding upon all Banks. Under no circumstances shall the Administrative Agent have any fiduciary duties to any Bank or be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or to the other Loan Documents or applicable law.

                  SECTION 11.2 Liability of the Administrative Agent . None of the Administrative Agent or any Agent Related Person shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement and the other Loan Documents, except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent: (a) may treat a Bank as such until the Administrative Agent receives an executed Assignment Agreement entered into between a Bank and an Eligible Assignee pursuant to Section 12.1 hereof; (b) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts or consultants selected by it; (c) shall not be liable for any action taken or omitted to be taken in good faith by the Administrative Agent in accordance with the advice of counsel, accountants, consultants or experts; (d) shall make no warranty or representation to any Bank and shall not be responsible to any Bank for any recitals, statements, warranties or representations, whether written or oral, made in or in connection with this Agreement or the other Loan Documents; (e) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, obligations, covenants or conditions of this Agreement on the part of any Borrower or to inspect the property (including, without limitation, any books and records) of any Borrower; (f) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or other support or security (including the validity, priority or perfection of any Lien), or any other document furnished in connection with any of the foregoing; and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document by action upon any written notice, statement, certificate, order, telephone message, facsimile or other document which the Administrative Agent believes in good faith to be genuine and correct and to have been signed, sent or made by the proper Person.

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                                                                              38

                  SECTION 11.3 Administrative Agent and Affiliates . With respect to the Loans made by it, Chase shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Chase in its individual capacity. Chase and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, Conseco and any of its Subsidiaries and any Person who may do business with or own securities of Conseco or any such Subsidiary, all as if Chase was not the Administrative Agent and without any duty to account therefor to the Banks.

                  SECTION 11.4 Bank Credit Decision . Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 11.5 Indemnification . The Banks agree to indemnify the Administrative Agent and each Agent Related Person (to the extent not reimbursed by the Borrower), ratably according to their Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or assessed against the Administrative Agent in any way relating to or arising out of this Agreement, the other Loan Documents, the Other D&O Agreements or the Existing Litigation, or any action taken or omitted by the Administrative Agent under this Agreement, the other Loan Documents, the Other D&O Agreements or the Existing Litigation; provided, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limiting any of the foregoing, each Bank agrees to reimburse the Administrative Agent promptly upon demand for their Percentage of any expenses (including reasonable counsel fees) incurred by the Administrative Agent (in its individual capacity as agent or in its capacity as representative of the Banks) in connection with the preparation, execution, delivery, administration, modification, amendment, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under this Agreement, the other Loan Documents, the Other D&O Agreements or the Existing Litigation, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers or Conseco. All obligations provided for in this Section 11.5 shall survive termination of this Agreement.

                  SECTION 11.6 Successor Agent . The Administrative Agent may, and at the request of the Required Banks shall, resign as Administrative Agent upon 30 days' notice to the Banks. If the Administrative Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by a majority of the Borrowers (which consent shall not be unreasonably withheld). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and the Borrowers, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above.

                    SECTION 12.ASSIGNMENTS AND PARTICIPATIONS

                  SECTION 12.1 Assignments . (a) Each Bank shall have the right at any time to assign with the consent of Conseco (on behalf of the Borrowers) and the Administrative Agent (which consent, in each case, will not unreasonably be withheld), to any Eligible Assignee, all or any part of such Bank's rights and obligations under this Agreement and each other Loan Document including its rights in respect of its Loans and Notes, if any; provided, however, that no such consent of Conseco (on behalf of the Borrowers) shall be required where any Event of Default as to Conseco or CIHC has occurred and shall be continuing. Any such assignment shall be pursuant to an assignment agreement, substantially in the form of Exhibit H (an "Assignment Agreement"), duly executed by such Bank and the Eligible Assignee, and acknowledged by the Administrative Agent. Notwithstanding the foregoing, each Bank may make assignments to its Affiliates or to any Federal Reserve Bank without obtaining consent of the Administrative Agent.

                  (b) Each assignment shall be pro rata with respect to all rights and obligations of the assigning Bank including the Loans and the Notes, if any. Each assignment shall be in an amount equal to or in excess of $5,000,000 (except for assignments of the entire unpaid balance, if less than $5,000,000, of the Loans of a Bank or assignments to existing Banks). In the case of any such assignment, upon the fulfillment of the conditions in Section 12.1(c), this Agreement shall be deemed to be amended to the extent, and only to the extent, necessary to reflect the addition of such Eligible Assignee, and such Eligible Assignee shall for all purposes be a Bank party hereto and shall have, to the extent of such assignment, the same rights and obligations as a Bank hereunder.

                  (c) An assignment shall become effective hereunder when all of the following shall have occurred:

                  (i) the Assignment Agreement shall have been executed by the assigning Bank and the Eligible Assignee,

                  (ii) the Assignment Agreement shall have been acknowledged by the Administrative Agent and, where applicable, by Conseco (on behalf of the Borrowers),

                  (iii) either the assigning Bank or the Eligible Assignee shall have paid a processing fee of $3,000 to the Administrative Agent for its own account; provided that the Eligible Assignee shall be solely responsible for such processing fee with respect to any assignment pursuant to Sections 5.8 and 13.2, and

                  (iv) the assigning Bank and the Administrative Agent shall have agreed upon a date upon which such assignment shall become effective. Upon such assignment becoming effective, the Administrative Agent shall forward all payments of interest, principal, fees and other amounts that would have been made to the assigning Bank, in proportion to the percentage of the assigning Bank's rights transferred, to the Eligible Assignee.

                  (d) Upon the effectiveness of any assignment, the assigning Bank shall be relieved from its obligations hereunder to the extent of the obligations so assigned (except to the extent, if any, that any Borrower, any other Bank or the Administrative Agent have rights against such assigning Bank as a result of any default by such Bank under this Agreement). Promptly following the effectiveness of each assignment, the Administrative Agent shall furnish to the Borrowers and each Bank a revised Schedule 2.1, revised to reflect such assignment.

                  SECTION 12.2 Participations . (a) Each Bank may grant participations in all or any part of its Loans and, if applicable, the Notes to any commercial bank or other financial institution (other than insurance companies and Affiliates thereof unless consented to by Conseco). A participant shall not have any rights under this Agreement or any other document delivered in connection herewith (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto, which agreement with respect to such participation shall not restrict such Bank's ability to make any modification, amendment or waiver to this Agreement without the consent of the participant except that the consent of such participant may be required in connection with matters requiring the consent of all of the Banks under Section 13.1). Notwithstanding the foregoing, each participant shall have the rights of a Bank pursuant to Section 4.3. All amounts payable by any Borrower under this Agreement shall be determined as if the Bank had not sold such participation. In the event of any such sale by a Bank of participating interests to a participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any obligation for all purposes under this Agreement, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

                  (b) Limitation of Rights of any Participant. Notwithstanding anything in the foregoing to the contrary,

                  (i) no participant shall have any direct rights hereunder,

                  (ii) the Borrowers, the Administrative Agent and the Banks, other than the selling Bank, shall deal solely with the selling Bank and shall not be obligated to extend any rights or make any payment to, or seek any consent of, the participant,

                  (iii) no participation shall relieve the selling Bank of any of its other obligations hereunder and such Bank shall remain solely responsible for the performance thereof, and

                  (iv) no participant, other than an affiliate of the selling Bank, shall be entitled to require such Bank to take or omit to take any action hereunder, except that such Bank may agree with such participant that such Bank will not, without participant's consent, take any action which requires the consent of all of the Banks under
         Section 13.1.

                  SECTION 12.3 Disclosure of Information . Each Borrower authorizes each Bank to disclose to any participant, assignee or Eligible Assignee (each, a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning such Borrower, Conseco and its Subsidiaries which has been delivered to such Bank by such Borrower and/or Conseco in connection with such Bank's credit evaluation of such Borrower prior to entering into this Agreement or which has been delivered to such Bank by such Borrower and/or Conseco pursuant to this Agreement; provided, however, that each Bank, participant, assignee and Eligible Assignee shall execute a confidentiality agreement substantially in the form of Exhibit G in which it agrees that it shall hold all non-public, confidential and proprietary information obtained pursuant to the requirements of this Agreement in accordance with safe and sound banking and business practices and may make disclosure reasonably required by any bona fide participant, assignee or Eligible Assignee (or potential participant, assignee or Eligible Assignee) in connection with the contemplated transfer of any portion of the Loans or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process. For the purposes of this Section 12.3, by execution of this Agreement each of the Banks shall be deemed to have agreed to and executed the confidentiality agreement contained in Exhibit G.

                  SECTION 12.4 Foreign Transferees . If, pursuant to this
Section 12, any interest in this Agreement or any Loans or the Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof or upon the request of the Administrative Agent, the transferor Bank shall cause such Transferee (other than any participant), and may cause any participant, concurrently with the effectiveness of such transfer,

                  (a) to represent to the transferor Bank (for the benefit of the transferor Bank, the Administrative Agent and the Borrowers) that under applicable law and treaties no Taxes will be required to be withheld by the Administrative Agent,

                  (b) to represent to the Borrowers or the transferor Bank that under applicable law and treaties no Taxes will be required to be withheld with respect to any payments to be made to such Transferee in respect of the Loans or, if applicable, the Notes,

                  (c) to furnish to the transferor Bank, the Administrative Agent and the Borrowers either U.S. Internal Revenue Service Form W-BEN, Form W-ECI or Form W- 8IMY (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and

         (d) to agree (for the benefit of the transferor Bank, the Administrative Agent and the Borrowers) to provide the transferor Bank, the Administrative Agent and the Borrowers a new Form W-BEN, Form W-ECI or Form W-8IMY upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.


                            SECTION 13.MISCELLANEOUS

                  SECTION 13.1 Waivers and Amendments . Except as otherwise specified herein or therein, the provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each Borrower directly affected by such amendment, modification or waiver and the Required Banks; provided, that no such amendment, modification or waiver:

                  (a) which would modify any requirement hereunder that any particular action be taken by all Banks or by the Required Banks, shall be effective without the consent of each Bank;

                  (b) which would modify this Section 13.1, change the definition of "Required Banks," change any Percentage for any Bank (except pursuant to an Assignment Agreement), reduce any fees, extend the maturity date of any Loan, reduce any rate of interest payable on the Loans or subject any Bank to any additional obligations, shall be effective without the consent of each Bank;

                  (c) which would permit the release of all or any material portion of the Direct Collateral or Indirect Collateral or the collateral under the Collateral Agreement or the subordination of any lien or security interest benefiting the Banks in the collateral under the Collateral Agreement to any other lien or security interest, or the release or termination of Conseco's or CIHC's obligations in the aggregate, or any material obligation individually, under the Conseco Guaranty or the CIHC Guaranty, shall be effective without the consent of each Bank; provided, however, that such consent shall not be required for the termination of the CIHC Guaranty pursuant to Section
         5.14 thereof;

                  (d) which would extend the due date for, or reduce the amount of, any payment or prepayment of principal of or interest on the Loans, shall be effective without the consent of each Bank;

                  (e) which would affect adversely the interests, rights or obligations of the Administrative Agent (in such capacity) other than removal in accordance with Section 11.6, shall be effective without consent of the Administrative Agent; or

                  (f) which would increase the aggregate principal amount of the indebtedness (including the Loans) sharing in the collateral under the Collateral Agreement pursuant to the Collateral Sharing Agreement or otherwise to more than $600,000,000 shall be effective without the consent of each Bank;

         provided,further that, consistent with (but not in limitation of) the foregoing, (y) at any time that Liabilities of a particular Borrower shall be due and owing, but unpaid, amendments, modifications and waivers may be made applicable to such Borrower without the approval of other Borrowers (but with the approval of each Bank) and amendments, modifications and waivers may be made applicable to other Borrowers without such approval of such Borrower (but with the approval of each Bank) and (z) any guarantor and the Administrative Agent may enter into an amendment modification or waiver of such guarantor's or guaranty without the consent of any Borrower.

         The Administrative Agent shall not consent to any amendment, modification or waiver of the Collateral Agreement or the Collateral Sharing Agreement except with the consent of the Required Banks or, if such amendment, modification or waiver is of a type described in any of clauses (a) through (f) above, each Bank.

                  SECTION 13.2 Failure to Consent . If any Bank shall fail to consent to any amendment, modification or waiver described in Section 13.1 (any such Bank being hereinafter referred to as a "Non-Consenting Bank") then in such case, Conseco (on behalf of the Borrowers) may, upon at least five (5) Business Days' written notice to the Administrative Agent and such Non-Consenting Bank, designate a substitute lender (a "Substitute Bank") acceptable to the Administrative Agent in its sole discretion, to which such Non-Consenting Bank shall assign all (but not less than all) of its rights and obligations under the Loans hereunder. Upon any assignment by any Bank pursuant to this Section 13.2 becoming effective, the Substitute Bank shall thereupon be deemed to be a "Bank" for all purposes of this Agreement and the assigning Bank shall thereupon cease to be a "Bank" for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Sections 5.1, 5.2, 5.5, 11.5 and 13.4 hereof, and Sections 7.1 and 7.2 of the Conseco Guaranty or
Section 5.1 of the CIHC Guaranty while such Non-Consenting Bank was a Bank); provided, that all Liabilities (except Liabilities which by the terms hereof survive the payment in full of the Loans and termination of this Agreement) due and payable to the Non-Consenting Bank shall be paid in full as of the date of such assignment. Notwithstanding the foregoing, in the event that in connection with any amendment, modification or waiver more than one Bank is a Non-Consenting Bank, the Borrowers may not require one Bank to assign its rights and obligations to a Substitute Bank unless all Non-Consenting Banks are required to make such an assignment. Notwithstanding any Non-Consenting Bank's failure or refusal to assign its rights, obligations and Loans under this
Section 13.2, the Non-Consenting Bank shall cease to be a "Bank" for all purposes of this Agreement and the Substitute Bank substituted therefor upon payment to the Non-Consenting Bank by the Substitute Bank of all amounts set forth in this Section 13.2 without any further action of the Non-Consenting Bank.

                  SECTION 13.3 Notices . All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile or similar writing) and shall be given to such party at its address, facsimile or telex number set forth on the signature or acknowledgment pages hereof or such other address, facsimile or telex number as such party may hereafter specify for the purpose by written notice to the Administrative Agent,

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                                                                              44

the Borrowers and Conseco. Each such notice, request or other communication shall be effective (a) if given by facsimile or telex, when such facsimile or telex is transmitted to the facsimile or telex number specified in this Section
13.3 and, in the case of telex or facsimile, the appropriate answerback or confirmation is received, (b) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section 13.3, provided, that notices to the Administrative Agent under Sections 2, 3, 4 and 10 shall not be effective until received by the Administrative Agent.

                  SECTION 13.4 Indemnity . The Borrowers agree, jointly and severally, to indemnify each Bank, its Affiliates and each of their respective directors, officers, employees, persons controlling or controlled by any of them or their respective agents, consultants, attorneys and advisors (the "Indemnified Parties") and hold each Indemnified Party harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind to which any of the Indemnified Parties may become subject, whether directly or indirectly (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party), relating to or arising out of this Agreement, the other Loan Documents, the Other D&O Agreements, the Existing Litigation or any actual or proposed use of the proceeds of the Loans hereunder; provided, that no Indemnified Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations of the Borrowers provided for in this Section 13.4 shall survive termination of this Agreement.

                  SECTION 13.5 D&O Agreements. Except to the extent the Loans hereunder shall have refinanced Existing Loans, the D&O Agreements (including, without limitation, the Existing Credit Agreement) shall remain in full force and effect and shall not be superseded by this Agreement, and consistent with (but not in limitation of) the foregoing, nothing contained herein is intended in any manner whatsoever to amend, modify, or otherwise alter the provisions of the Existing Credit Agreement (or of any related loan document) as to any borrower thereunder who is not a party to this Agreement. Where the Loans have refinanced Existing Loans, the Existing Credit Agreement shall have been superseded by this Agreement as to the Borrowers, but only as to the Borrowers (and specifically, not as to the other borrowers under the Existing Credit Agreement who are not parties to this Agreement); provided, however, that provisions of the Existing Credit Agreement that expressly survive the payment in full of the Existing Loans shall continue to survive; provided further, however, in the event of any conflict between the provisions of this Agreement and the surviving provisions of the Existing Credit Agreement, the provisions of this Agreement shall control as to the Borrowers.

                  SECTION 13.6 Subsidiary References . The provisions of this Agreement relating to Subsidiaries shall apply only during such times as a Person referenced in such a provision has one or more Subsidiaries.

                  SECTION 13.7 Captions . Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  SECTION 13.8 GOVERNING LAW . THIS AGREEMENT, THE NOTES, IF ANY, AND THE LOANS SHALL BE A CONTRACT MADE UNDER AND

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                                                                              45

GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ALL OBLIGATIONS OF THE BORROWERS AND RIGHTS OF THE ADMINISTRATIVE AGENT AND THE BANKS IN RESPECT OF THE LIABILITIES EXPRESSED HEREIN OR IN THE OTHER LOAN DOCUMENTS SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.

                  SECTION 13.9 Counterparts . This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. When counterparts executed by all the parties shall have been lodged with the Administrative Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Administrative Agent shall have received telegraphic, facsimile, telex or other written confirmation from such Bank of execution of a counterpart hereof by such Bank), this Agreement shall become effective as of the Closing Date hereof, and at such time the Administrative Agent shall notify the Borrowers and each Bank.

                  SECTION 13.10 SUBMISSION TO JURISDICTION; WAIVER OF VENUE . THE ADMINISTRATIVE AGENT, EACH BANK AND EACH BORROWER HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND THE ADMINISTRATIVE AGENT, EACH BANK AND EACH BORROWER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. THE ADMINISTRATIVE AGENT, EACH BANK AND EACH BORROWER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT OR THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY ANY BORROWER, THE ADMINISTRATIVE AGENT, ANY BANK, OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS SECTION 13.10 AS WELL AS ANY RIGHT IT OR THEY MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE ADMINISTRATIVE AGENT, EACH BANK AND EACH BORROWER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  SECTION 13.11 Successors and Assigns . This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrowers may not assign or transfer their rights or obligations under this Agreement or any other Loan Document without the prior written consent of all Banks, and the rights of the Banks to make assignments or grant participations are subject to the provisions of Section 12.

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                                                                              46

                  SECTION 13.12 Power of Attorney. Each Borrower hereby irrevocably constitutes and appoints Conseco as such Borrower's attorney-in-fact, with full power of substitution and transfer, to take any and all actions, including, without limitation, giving consents, notices, and approvals, specified to be taken by Conseco under this Agreement and to execute all documents in furtherance thereof. The power of attorney hereby granted shall be coupled with an interest and shall be irrevocable until payment in full of the Loans.

                  SECTION 13.13 No Waiver; Cumulative Remedies . No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Bank, any right, remedy, power or privilege under this Agreement, any other Loan Document or any of the other D&O Agreements, and/or applicable law shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Consistent with (but not in limitation of) the foregoing, the rights, powers, and/or remedies provided in this Agreement or any other Loan Document shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available under law, in equity or otherwise except solely with respect to Conseco and CIHC, to the extent expressly set forth in Sections 2.1 and 6.1 of the Conseco Guaranty.

                  SECTION 13.14 WAIVER OF JURY TRIAL . EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

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